UNITEDSTATES

SECURITIESANDEXCHANGECOMMISSION

Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-07083

Name of Fund: BlackRock MuniYield Arizona Fund, Inc. (MZA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Arizona Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2020

Date of reporting period: 01/31/2020

Item 1 – Report to Stockholders

JANUARY 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Investment Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds both delivered impressive returns over the last 12 months, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. Investors were further encouraged by the apparent cessation of trade hostilities between the United States and China late in 2019, although some of these gains were reversed in January 2020, as the spread of the coronavirus injected uncertainty into markets.

Returns for most securities were particularly strong in the second half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. In the United States, large-cap stocks led the broader market, while small-cap equities still posted healthy returns. Emerging market stocks, however, were constrained by coronavirus fears, losing most of their gains near the end of the reporting period.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low despite an uptick late in the reporting period. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

Continuing the shift toward looser monetary policy that began in early 2019, the U.S. Federal Reserve (the “Fed”) increased efforts to stimulate economic activity. The Fed reduced interest rates three times during the reporting period, from July 2019 to October 2019. In December 2019, the Fed further reassured markets by indicating that it is unlikely to reverse course and tighten monetary policy in the near future. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan continued its accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe there are reasons to remain cautious about the U.S. economy, most notably the uncertainty around the duration of the impact of the coronavirus-driven economic contraction, the U.S. presidential election and future earnings growth. At this time we are watching the developments around the world very closely to assess the full extent of the risks of economic disruption that could result from the global pandemic. Corporate earnings underperformed in 2019, but action by the Fed led to outstanding equity returns. With the future of monetary policy and consumer behaviors uncertain, earnings deterioration could act as a drag on equities.

Overall, we favor moderately increasing investment risk to benefit from expected growth. We are neutral on U.S. equities, but we favor emerging market and Japanese equities, which could benefit from an uptick in global trade and investment. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, extremely low yields and inflation risk limit the effectiveness of many bond classes as a counterweight in portfolios. We favor higher-yielding bonds from emerging markets, where central banks have more room for further accommodation, while strategically using U.S. Treasuries as stabilizers.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.31%	21.68%
U.S. small cap equities (Russell 2000® Index)	3.26	9.21
International equities (MSCI Europe, Australasia, Far East Index)	6.12	12.10
Emerging market equities (MSCI Emerging Markets Index)	3.36	3.81
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.98	2.22
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	5.13	12.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.20	9.64
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.08	8.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.43	9.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended January 31, 2020

Municipal Market Conditions

Municipal bonds posted strong total returns during the period, buoyed by a combination of rallying interest rates and a favorable technical backdrop. Interest rates moved lower in 2019 as the Fed turned more dovish on the back of slowing global growth and trade uncertainties, indicated a commitment to sustain the current economic expansion, and executed a mid-cycle adjustment consisting of three 0.25% rate cuts. This dynamic was compounded in early 2020 as elevated event risks, led by increased U.S. conflict with Iran and a coronavirus pandemic, spurred a flight to quality. At the same time,

S&P Municipal Bond Index Total Returns as of January 31, 2020 6 months: 3.08% 12 months: 8.21%

municipal bond technicals remained supportive with historically robust demand outpacing moderate supply. During the 12 months ended January 31, 2020, municipal bond funds experienced net inflows totaling $98 billion (based on data from the Investment Company Institute). Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. For the same 12-month period, total new issuance was slightly above average from a historical perspective at $409 billion, but was boosted by robust taxable municipal supply. Taxable municipal bond issuance picked up late in 2019, as issuers advance refunded tax-exempt debt using taxable municipal bonds for cost savings. While increasing issuance totals, this dynamic ultimately shrank the size of the tax-exempt market and provided a positive technical tailwind for the natural buyer of the asset class.

A Closer Look at Yields

From January 31, 2019 to January 31, 2020, yields on AAA-rated 30-year municipal bonds decreased by 122 basis points (“bps”) from 3.02% to 1.80%, while ten-year rates decreased by 102 bps from 2.17% to 1.15% and five-year rates decreased by 92 bps from 1.76% to 0.84% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 40 bps, compared to 14 bps of steepening in the comparable U.S. Treasury curve.

During the same time period, tax-exempt municipal bonds outperformed duration-matched U.S. Treasuries, most notably in the long end of the yield curve. Consequently, relative valuations remained stretched versus history. Given that the corporate tax rate was lowered much more than the individual rate, institutions now have less incentive to own tax-exempt municipal bonds, while individuals are more incentivized. In a more retail-driven market, lower municipal-to-Treasury ratios are likely sustainable as individuals are focused more on generating tax-free income and less concerned with relative valuations. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

Most states and localities are on solid footing as tax receipts are increasing steadily and spending levels are rebounding from post-recession lows. Rising healthcare expenditures and legacy pension costs are plaguing a handful of high-profile credits. Essential service revenue bonds continue to benefit from deleveraging. Several private-public partnerships and off-balance sheet projects have made headlines for cost-overruns that are calling into question their value add. More caution is warranted in the non-profit sectors, especially less-selective private education credits that are dealing with competitive pressures and are burdened with outsized debt. Merger and acquisition activity has been elevated in the hospital sector, providing opportunities to generate performance. Additionally, high yield remains an important driver of performance. BlackRock maintains the view that municipal bond defaults will remain minimal and the overall market is fundamentally sound. However, we continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of January 31, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of January 31, 2020	BlackRock Muni New York Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni New York Intermediate Duration Fund, Inc.’s (MNE) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income tax (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests at least 75% of its assets in municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with a duration of three to ten years. The Fund may invest directly in securities or synthetically through the use of derivatives.

On December 19, 2019, the Board of Directors of the Fund and the Board of Trustees of BlackRock Multi-State Municipal Series Trust, on behalf of BlackRock New York Municipal Opportunities Fund (the “Acquiring Fund”), each approved the merger of the Fund with and into a wholly-owned subsidiary of the Acquiring Fund. Subject to approval by the Fund’s shareholders, the merger is expected to occur during the second quarter of 2020.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MNE
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of January 31, 2020 ($15.69)(a)	2.75%
Tax Equivalent Yield(b)	5.46%
Current Monthly Distribution per Common Share(c)	$0.0360
Current Annualized Distribution per Common Share(c)	$0.4320
Leverage as of January 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MNE(a)(b)	10.23%	3.33%
Lipper Intermediate Municipal Debt Funds(c)	5.16	2.67

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

Trends in the New York market reflected those on the national level, with falling yields, strong inflows, and limited new-issue supply. While the state underperformed the broader U.S. market, New York still produced a solid return as investors in high-tax states continued to seek shelter in tax-exempt bonds.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher. In addition, positions in shorter-term bonds lagged relative to those with longer-dated maturities.

On the positive side, the Fund’s use of leverage aided results by enhancing income and amplifying the effect of rising prices. At the sector level, state tax-backed, local tax-backed and transportation issues were strong contributors. Performance in the tax-backed space was highlighted by strength in Puerto Rico bonds backed by sales taxes. Positions in AA and A rated debt further contributed to Fund results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$15.69	$14.45	8.58%	$15.81	$14.14
Net Asset Value	15.89	15.61	1.79	15.89	15.47

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Education	25%	24%
County/City/Special District/School District	22	22
Transportation	19	18
State	10	10
Health	9	10
Utilities	6	7
Corporate	4	4
Tobacco	3	3
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2020	12%
2021	4
2022	13
2023	13

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	7%	7%
AA/Aa	42	41
A	29	29
BBB/Baa	12	13
BB/Ba	1	2
B/B	1	1
N/R	8	7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	7

Fund Summary as of January 31, 2020	BlackRock MuniYield Arizona Fund, Inc.

Fund Overview

BlackRock MuniYield Arizona Fund, Inc.’s (MZA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Arizona income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Arizona income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its assets in municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MZA
Initial Offering Date	October 29, 1993
Yield on Closing Market Price as of January 31, 2020 ($14.41)(a)	3.58%
Tax Equivalent Yield(b)	6.54%
Current Monthly Distribution per Common Share(c)	$0.0430
Current Annualized Distribution per Common Share(c)	$0.5160
Leverage as of January 31, 2020(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.30%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 2, 2020 was increased to $0.0460 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MZA(a)(b)	4.62%	4.83%
Lipper Other States Municipal Debt Funds(c)	6.00	4.16

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

Arizona municipal bonds underperformed the national market, largely as a result of the state’s shorter average duration and higher credit quality. (Duration is a measure of interest rate sensitivity.) The state’s economy continued to improve, due in part to positive migration trends. The state’s budget produced a solid surplus in 2019, and its 2020 budget is expected to have a surplus, as well. As a result of this positive budgetary performance, the state bolstered its reserve profile by assigning over $1 billion to its combined general and “Rainy Day” fund to help deal with future economic downturns.

The Fund’s use of leverage aided results by enhancing income and amplifying the effect of rising prices. An allocation to longer-term debt, which outpaced shorter-dated issues, was an additional positive. A weighting in bonds rated A and below was also additive, as lower-quality issues outpaced the broader market. Similarly, the Fund’s positions in 4% coupon issues helped Fund performance since yield spreads for these securities generally tightened compared to 5% coupons. The Fund further benefited from its positions in the state tax-backed and education sectors. Performance in the tax-backed space was highlighted by strength in Puerto Rico bonds backed by sales taxes.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. In addition, the ongoing loss of higher-yielding securities from bond calls and maturities negatively impacted the Fund’s yield.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock MuniYield Arizona Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$14.41	$14.03	2.71%	$14.90	$13.36
Net Asset Value	15.19	14.76	2.91	15.19	14.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Utilities	28%	27%
Education	28	28
Health	18	17
County/City/Special District/School District	11	11
Corporate	10	10
Transportation	3	3
State	2	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2020	9%
2021	8
2022	7
2023	10

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AA/Aa	51%	54%
A	25	24
BBB/Baa	6	6
BB/Ba	8	8
CC	1	—
C	—	1
N/R	9	7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	9

Fund Summary as of January 31, 2020	BlackRock MuniYield California Fund, Inc.

Fund Overview

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYC
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2020 ($14.72)(a)	3.51%
Tax Equivalent Yield(b)	7.65%
Current Monthly Distribution per Common Share(c)	$0.0430
Current Annualized Distribution per Common Share(c)	$0.5160
Leverage as of January 31, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MYC(a)(b)	6.69%	5.41%
Lipper California Municipal Debt Funds(c)	5.74	5.32

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

California municipal debt finished slightly ahead of the national index, as the repeal of federal, state and local tax deductions fueled continued demand in high-tax states.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. Conversely, the Fund benefited from its position in longer-duration securities. (Duration is a measure of interest-rate sensitivity.) At the sector level, positions in transportation, tax-backed local, school district, utility and health care issues provided the strongest returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock MuniYield California Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$14.72	$14.11	4.32%	$15.09	$13.87
Net Asset Value	16.10	15.62	3.07	16.10	15.51

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
County/City/Special District/School District	30%	36%
Education	19	20
Transportation	17	12
Health	13	14
State	10	8
Utilities	7	6
Tobacco	3	3
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	5%
2021	8
2022	2
2023	7
2024	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	5%	7%
AA/Aa	77	72
A	8	12
BBB/Baa	1	1
BB/Ba	2	1
B/B(b)	—	—
C	1	1
N/R(b)	6	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2020 and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of January 31, 2020	BlackRock MuniYield Investment Fund

Fund Overview

BlackRock MuniYield Investment Fund’s (MYF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in municipal bonds that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYF
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2020 ($14.59)(a)	4.61%
Tax Equivalent Yield(b)	7.79%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Leverage as of January 31, 2020(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MYF(a)(b)	3.08%	5.13%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	4.81	5.01

(a)	All returns reflect reinvestment dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from neither a premium nor discount to NAV to a discount by period end, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

Declining yields contributed to steady inflows of cash into the municipal market, prompting investors to reach for yield. In this environment, the Fund benefited from allocations to the long end of the yield curve, lower-rated securities and low-coupon structures. At the sector level, tax-backed, transportation and health care issues were the largest beneficiaries of this dynamic. Performance in the tax-backed space was highlighted by meaningful yield spread tightening for Puerto Rico bonds, particularly those backed by sales taxes.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock MuniYield Investment Fund

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$14.59	$14.49	0.69%	$14.75	$13.70
Net Asset Value	14.88	14.49	2.69	14.88	14.42

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Transportation	29%	25%
Health	18	20
County/City/Special District/School District	16	19
Housing	10	9
Utilities	8	10
State	7	6
Tobacco	6	5
Education	4	3
Corporate	2	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	11%
2021	16
2022	4
2023	12
2024	4

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	5%	4%
AA/Aa	36	42
A	26	24
BBB/Baa	11	13
BB/Ba	4	2
B/B	3	4
C	—	1
N/R(b)	15	10

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2020, and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of January 31, 2020	BlackRock MuniYield New Jersey Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Fund, Inc.’s (MYJ) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYJ
Initial Offering Date	May 1, 1992
Yield on Closing Market Price as of January 31, 2020 ($15.64)(a)	4.64%
Tax Equivalent Yield(b)	9.58%
Current Monthly Distribution per Common Share(c)	$0.0605
Current Annualized Distribution per Common Share(c)	$0.7260
Leverage as of January 31, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended January 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MYJ(a)(b)	6.17%	4.41%
Lipper New Jersey Municipal Debt Funds(c)	5.57	4.22

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After moving sideways for much of the period, municipal bonds finished with positive returns thanks to their rally in January. In fact, January represented the highest one-month return for U.S. municipal issues in six years (as measured by the S&P Municipal Bond Index). The gains for the broader bond market reflected the backdrop of weaker economic data and worries about the spread of coronavirus. (Bond prices rise as yields fall.) The favorable combination of robust investor demand and relatively limited new-issue supply provided an additional tailwind for tax-exempt securities.

New Jersey state tax-backed bonds outperformed the national market, as the state’s fundamentals improved and credit spreads tightened amid the ongoing economic expansion. Although New Jersey carries one of the lowest state credit ratings at A3 and A- by Moody’s and Standard & Poor’s, respectively, investors were attracted by the above-average yields of a large and economically diversified issuer.

Positions in high yield debt, which outperformed on the strength of solid credit fundamentals and investors’ appetite for yield, contributed to Fund performance. The Fund’s holdings in Puerto Rico were particularly strong performers, as were tobacco issues. Positions in longer-term bonds, which outpaced short-term debt, also added value. The Fund’s use of leverage aided results by enhancing income and amplifying the effect of rising prices.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock MuniYield New Jersey Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/20	07/31/19	Change	High	Low
Market Price	$15.64	$15.08	3.71%	$15.81	$14.72
Net Asset Value	16.40	16.08	1.99	16.40	15.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/20	07/31/19
Transportation	35%	36%
County/City/Special District/School District	18	18
Education	18	17
State	9	9
Health	7	6
Corporate	6	7
Tobacco	3	3
Utilities	3	2
Housing	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	7%
2021	17
2022	11
2023	7
2024	17

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/20	07/31/19
AAA/Aaa	7%	7%
AA/Aa	31	28
A	17	22
BBB/Baa	29	31
BB/Ba	8	6
CC	1	1
N/R(b)	7	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2020, and July 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	15

Schedule of Investments (unaudited) January 31, 2020	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 129.9%

New York — 126.4%

Corporate — 7.1%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 4.50%, 01/01/25(a)	$500	$538,040
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/22	850	921,366
New York Transportation Development Corp., ARB, Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, AMT, 5.00%, 01/01/33	1,000	1,217,370
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/26	1,000	1,050,250
Niagara Area Development Corp., Refunding RB, Covanta Project, Series B, 3.50%, 11/01/24(a)	1,000	1,051,280

		4,778,306

County/City/Special District/School District — 19.7%
City of Glen Cove New York, GO:
Series A, 5.00%, 01/01/25	195	228,406
Series A, 5.00%, 01/01/26	105	126,124
Refunding, 5.00%, 01/15/25	500	586,045
Refunding, 5.00%, 01/15/26	520	625,201
City of New York, GO, Refunding, Series E, 5.00%, 08/01/30	1,250	1,398,875
City of New York, GO, Sub-Series A-1, 5.00%, 08/01/33	700	794,640
City of New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 01/01/31	1,000	1,002,690
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured:
Subordinate Bonds, 5.00%, 02/01/34	600	744,618
Sub-Series A1, 5.00%, 08/01/33	300	384,498
City of Poughkeepsie New York, GO, Refunding, 5.00%, 06/01/31	265	306,817
City of Poughkeepsie New York, Refunding, GOL, 5.00%, 06/01/25	235	271,016
County of Nassau New York, GOL, Series A (AGM), 5.00%, 04/01/32	1,000	1,258,370
County of Nassau New York, Refunding, GOL, Series C, 5.00%, 10/01/29	500	630,225
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	615	646,033
5.75%, 02/15/47	385	402,156
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,066,310
State of New York Dormitory Authority, RB, Haverstraw King’s Daughters Public Library, 5.00%, 07/01/26	1,015	1,073,890
Town of Oyster Bay New York, GOL, New York Public Improvement, 4.00%, 02/15/24	1,500	1,647,180

		13,193,094

Education — 41.1%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.00%, 10/01/20(b)	1,000	1,020,570
Build NYC Resource Corp., RB(a):
Inwood Academy for Leadership Charter School Project, Series A, 4.88%, 05/01/31	750	826,327
New Dawn Charter Schools Project, 5.00%, 02/01/33	500	524,790
Build NYC Resource Corp., Refunding RB:
Ethical Culture Fieldston School Project, 5.00%, 06/01/30	385	453,934
Manhattan College Project, 5.00%, 08/01/33	275	335,772
Manhattan College Project, 5.00%, 08/01/35	1,000	1,213,190
The Packer Collegiate Institute Project, 5.00%, 06/01/35	250	292,295
City of New York Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A, 5.00%, 07/01/32	500	583,805

Security	Par (000)	Value

Education (continued)
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB:
Buffalo State College Foundation Housing, 6.00%, 04/01/21(b)	$1,000	$1,055,790
The Charter School for Applied Technologies Project, Series A, 4.50%, 06/01/27	1,000	1,118,260
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(b)	1,000	1,140,110
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 5.00%, 03/01/20(b)	1,000	1,003,100
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 07/01/32	500	548,210
State of New York Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/33	1,000	1,271,580
Convent of the Sacred Heart (AGM), 5.00%, 05/01/21(b)	120	126,131
Fordham University, Series A, 5.25%, 07/01/21(b)	500	530,825
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/32	1,000	1,183,750
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 07/01/24	250	283,773
State University Dormitory Facilities, Series A, 5.00%, 07/01/33	1,000	1,280,160
Touro College & University System Obligation Group, Series A, 4.13%, 01/01/30	1,000	1,085,300
State of New York Dormitory Authority, Refunding RB:
Fordham University, 5.00%, 07/01/29	375	439,864
Fordham University, 5.00%, 07/01/30	300	351,486
Pace University, Series A, 5.00%, 05/01/27	980	1,091,475
Series B, 5.00%, 07/01/31	1,500	1,809,540
Series E, 5.25%, 03/15/33	500	609,720
Series L, 5.00%, 01/01/32	1,750	2,196,565
State University Dormitory Facilities, Series A, 5.25%, 07/01/23(b)	1,050	1,205,925
The Culinary Institute of America, 5.00%, 07/01/28	500	540,320
Troy Capital Resource Corp., Refunding RB:
5.00%, 08/01/32	1,000	1,193,680
Rensselaer Polytechnic Institute Project, 5.00%, 09/01/33(c)	1,500	1,930,230
Yonkers Economic Development Corp., RB, Charter School of Educational Excellance Project, Series A, 4.00%, 10/15/29	200	216,986

		27,463,463

Health — 15.1%
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 07/01/30	500	580,190
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.00%, 10/01/20(b)	215	220,831
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.25%, 07/01/20(b)	1,000	1,017,870
County of Monroe Industrial Development Corp., RB, Rochester General Hospital Project, 5.00%, 12/01/29	660	810,559
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/24	910	967,885
Remarketing, Series A, 5.00%, 11/01/30	580	615,409
Series B, 6.00%, 11/01/20(b)	205	212,811
Series B, 6.00%, 11/01/30	35	36,188
County of Westchester New York Local Development Corp., Refunding RB:
Kendal On Hudson Project, 4.00%, 01/01/23	250	259,402
Kendal On Hudson Project, 5.00%, 01/01/28	875	948,316
Westchester Medical Center, 5.00%, 11/01/34	500	578,695

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
State of New York Dormitory Authority, RB, New York University Hospitals Center, Series A, 5.00%, 07/01/20(b)	$1,000	$1,016,860
State of New York Dormitory Authority, Refunding RB:
Catholic Health System Obligation, 5.00%, 07/01/34	160	201,386
Mount Sinai Hospital Series A, 4.25%, 07/01/20(b)	250	253,452
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	500	525,545
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	1,270	1,486,573
Orange Regional Medical Center, 5.00%, 12/01/27(a)	100	122,617
Orange Regional Medical Center, 5.00%, 12/01/28(a)	200	244,960

		10,099,549

Housing — 3.9%
City of New York Housing Development Corp., RB, M/F Housing, Series B1, 5.25%, 07/01/30	500	565,780
State of New York Mortgage Agency, Refunding RB, AMT, Series 218, 3.25%, 04/01/30	1,380	1,489,710
Yonkers Industrial Development Corp., RB, Sacred Heart Association Project, Series A, AMT (SONYMA), 4.80%, 10/01/26	560	561,551

		2,617,041

State — 5.6%
City of New York Transitional Finance Authority Building Aid Revenue, BARB, Fiscal 2015, Series S-1, 5.00%, 07/15/37	1,140	1,350,034
State of New York Urban Development Corp., Refunding RB, Personal Income Tax, Series A, 5.00%, 03/15/35	1,990	2,417,392

		3,767,426

Tobacco — 5.0%
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/34	500	547,470
New York Counties Tobacco Trust, Refunding RB, Tobacco Settlement Pass-Through Bonds, Series B:
5.00%, 06/01/25	845	987,577
5.00%, 06/01/28	90	106,888
5.00%, 06/01/29	105	124,320
TSASC, Inc., Refunding RB, Series A:
5.00%, 06/01/30	775	944,616
5.00%, 06/01/33	500	602,420

		3,313,291

Transportation — 20.9%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/21(b)	1,000	1,073,240
Series A-1, 5.25%, 11/15/23(b)	500	582,265
Series B, 5.25%, 11/15/33	1,000	1,165,080
Sub-Series B-1, 5.00%, 11/15/21(b)	460	493,690
Sub-Series B-4, 5.00%, 11/15/21(b)	300	321,972
Sub-Series D-1, 5.25%, 11/15/44	225	262,148
Niagara Frontier Transportation Authority, Refunding RB, AMT, Buffalo Niagara International Airport, 5.00%, 04/01/33	375	467,291
Port Authority of New York & New Jersey, ARB:
Consolidated Bonds, 200th Series, AMT, 5.00%, 09/01/33	2,000	2,583,680
JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	350	360,742
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	1,000	1,139,060
State of New York Thruway Authority, Refunding RB, General:
Series I, 5.00%, 01/01/22(b)	660	710,992
Series K, 5.00%, 01/01/32	1,035	1,219,830
Triborough Bridge & Tunnel Authority, RB:
Series B, 5.00%, 11/15/31	2,005	2,445,057
Series B-3, 5.00%, 11/15/33	500	607,750

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 01/01/22(b)	$500	$539,505

		13,972,302

Utilities — 8.0%
Long Island Power Authority, RB, Electric System, 5.00%, 09/01/33	1,000	1,275,170
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.00%, 09/01/34	1,000	1,161,340
State of New York Environmental Facilities Corp., RB, Green Bond, Series C, 5.00%, 08/15/37	575	720,452
State of New York Environmental Facilities Corp., Refunding RB, NYC Municipal Water Finance Authority Project, 2nd Resolution, Series B, 5.00%, 06/15/31	1,000	1,056,430
Utility Debt Securitization Authority, Refunding RB, New York Restructuring, Series E, 5.00%, 12/15/32	1,000	1,150,690

		5,364,082

Total Municipal Bonds in New York — 126.4%		84,568,554

Puerto Rico — 3.5%

State — 3.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
CAB, 0.00%, 07/01/27(d)	2,155	1,819,122
CAB, 0.00%, 07/01/29(d)	50	39,950
4.50%, 07/01/34	413	454,585

Total Municipal Bonds in Puerto Rico		2,313,657

Total Municipal Bonds — 129.9% (Cost — $80,536,535)		86,882,211

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 34.8%

County/City/Special District/School District — 15.5%
City of New York, GO:
Sub-Series 1-I, 5.00%, 03/01/32	991	1,147,167
Sub-Series G-1, 5.00%, 04/01/29	750	815,168
Refunding Series E, 5.00%, 08/01/27(b)	122	121,959
Refunding Series E, 5.00%, 08/01/27	298	298,791
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	3,540	4,285,276
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured Subordinate Bonds, SubSeries B-1, 5.00%, 08/01/36	3,001	3,669,784

		10,338,145

State — 7.9%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	990	1,173,249
State of New York Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/36(f)	1,995	2,441,680
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 03/15/32	1,499	1,683,687

		5,298,616

Transportation — 8.9%
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.00%, 11/15/39	3,510	4,057,630
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/32	991	1,128,798
Consolidated, Series 169th, 5.00%, 10/15/26	750	799,703

		5,986,131

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 2.5%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 06/15/32	$1,560	$1,646,440

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.8% (Cost — $21,455,599)		23,269,332

Total Long-Term Investments — 164.7% (Cost — $101,992,134)		110,151,543

	Shares

Short-Term Securities — 0.1%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.77%(g)(h)	57,788	57,788

Total Short-Term Securities — 0.1% (Cost — $57,788)		57,788

Total Investments — 164.8% (Cost — $102,049,922)		110,209,331

Liabilities in Excess of Other Assets — (1.6)%		(1,059,554)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.1)%		(12,790,328)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.1)%		(29,469,706)

Net Assets Applicable to Common Shares — 100.0%		$66,889,743

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)	Zero-coupon bond.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on September 15, 2024, is $1,386,260. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	1,062,740	(1,004,952)	57,788	$57,788	$7,350	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	19	03/20/20	$2,501	$(42,254)
U.S. Treasury Long Bond	6	03/20/20	981	(25,171)
5-Year U.S. Treasury Note	19	03/31/20	2,286	(24,274)

				$(91,699)

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$91,699	$—	$91,699

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six-months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(107,113)	$—	$(107,113)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(57,931)	$—	$(57,931)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$4,450,176

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$110,151,543	$—	$110,151,543
Short-Term Securities	57,788	—	—	57,788

	$57,788	$110,151,543	$—	$110,209,331

Derivative Financial Instruments(b)
Liabilities:
Interest Rate Contracts	$(91,699)	$—	$—	$(91,699)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(12,741,174)	$—	$(12,741,174)
VRDP Shares at Liquidation Value	—	(29,600,000)	—	(29,600,000)

	$—	$(42,341,174)	$—	$(42,341,174)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) January 31, 2020	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 145.1%

Arizona — 139.3%

Corporate — 15.0%
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 06/01/35	$2,305	$2,336,486
County of Pima Arizona IDA, RB, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	1,000	1,024,380
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 09/01/29	1,000	1,081,600
Salt Verde Financial Corp., RB, Senior:
5.50%, 12/01/29	2,000	2,652,420
5.00%, 12/01/37	2,500	3,451,675

		10,546,561

County/City/Special District/School District — 17.1%
County of Maricopa Arizona School District No. 28 Kyrene Elementary, GO, School Improvement Project of 2010, Series B:
5.50%, 07/01/29	480	554,232
5.50%, 07/01/30	400	461,860
County of Maricopa Arizona Unified School District No. 11 Peoria, GO, (AGM), 5.00%, 07/01/35	1,250	1,486,012
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT, 5.00%, 07/01/38	3,600	3,884,256
Town of Buckeye Arizona, RB, 5.00%, 07/01/43	4,000	4,715,000
Town of Queen Creek Arizona Excise Tax Revenue, RB, Series A, 5.00%, 08/01/42	750	937,178

		12,038,538

Education — 43.4%
Arizona Board of Regents, COP, Refunding, University of Arizona, Series C, 5.00%, 06/01/30	2,595	2,821,414
Arizona IDA, RB, Series A:
Doral Academy of Neveda — Fire Mesa & Red Rock Campus Projects, 5.00%, 07/15/49(a)	1,000	1,104,490
Lone Mountain Campus Project, 5.00%, 12/15/49(a)	250	276,735
NCCU Properties LLC North Carolina University Project (BAM), 5.00%, 06/01/49	2,500	3,013,600
Arizona IDA, Refunding RB:
Academies of Math And Science, 5.00%, 07/01/37	750	901,432
Basis Schools, Inc. Projects, Series A, 5.13%, 07/01/37(a)	500	557,950
Odyssey Preparatory Academy Project, Series A, 5.50%, 07/01/52(a)	600	644,112
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.63%, 07/01/23(b)	500	571,200
Great Hearts Academies — Veritas Projects, 6.30%, 07/01/21(b)	500	537,700
Great Hearts Academies Projects, Series A, 5.00%, 07/01/44	2,000	2,178,800
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(a)	440	499,818
Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	500	542,990
City of Phoenix Arizona IDA, Refunding RB:
Basis Schools, Inc. Projects, 5.00%, 07/01/45(a)	1,000	1,077,450
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/46(a)	1,500	1,607,235
Downtown Phoenix Student Housing, LLC — Arizona State University Project, Series A, 5.00%, 07/01/42	1,750	2,074,345
Great Hearts Academies Projects, 5.00%, 07/01/46	500	552,935
Legacy Traditional School Projects, 5.00%, 07/01/45(a)	500	536,065
County of Maricopa Arizona IDA, RB, Reid Traditional Schools Projects, 5.00%, 07/01/47	1,000	1,107,940

Security	Par (000)	Value

Education (continued)
County of Maricopa Arizona IDA, Refunding RB(a):
Legacy Traditional Schools Project, 5.00%, 07/01/54	$250	$278,785
Paradise Schools Projects, 5.00%, 07/01/47	1,000	1,091,750
McAllister Academic Village LLC, Refunding RB, Arizona State University, 5.00%, 07/01/39	500	605,170
Northern Arizona University, RB, Stimulus Plan for Economic and Educational Development, 5.00%, 08/01/23(b)	3,000	3,423,750
Student & Academic Services LLC, RB, (BAM), 5.00%, 06/01/39	1,400	1,583,456
Town of Florence, Inc. Arizona IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 07/01/43	500	538,890
University of Arizona, Refunding RB, 5.00%, 06/01/39	2,050	2,489,602

		30,617,614

Health — 28.9%
Arizona Health Facilities Authority, RB, Catholic Healthcare West, Series B-2 (AGM), 5.00%, 03/01/41	500	518,420
Arizona Health Facilities Authority, Refunding RB, Series A:
Phoenix Children’s Hospital, 5.00%, 02/01/42	1,000	1,068,970
Scottsdale Lincoln Hospitals Project, 5.00%, 12/01/42	2,785	3,182,141
City of Tempe Arizona IDA, Refunding RB, Friendship Village of Tempe, Series A, 6.25%, 12/01/42	500	525,790
County of Glendale Arizona IDA, Refunding RB:
Royal Oaks Life Care Community, 5.00%, 05/15/39	3,000	3,338,430
Terrace of Phoenix Project, 5.00%, 07/01/48	530	581,362
County of Maricopa Arizona IDA, Refunding RB:
Banner Health Obligation Group, 5.00%, 01/01/38	500	605,060
Banner Health Obligation Group, Series A, 4.00%, 01/01/41	3,000	3,377,820
HonorHealth, Series A, 4.13%, 09/01/42	750	844,763
HonorHealth, Series A, 5.00%, 09/01/42	1,000	1,210,860
County of Yavapai Arizona IDA, Refunding RB:
Northern Arizona Healthcare System, 5.25%, 10/01/26	1,000	1,068,100
Yavapai Regional Medical Center, 4.00%, 08/01/43	1,650	1,843,859
Tempe Industrial Development Authority, RB, Friendship Village of Tempe Project, 5.00%, 12/01/50	1,000	1,113,170
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	1,000	1,070,780

		20,349,525

Transportation — 4.2%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB:
Junior Lien Airport, Series D, 4.00%, 07/01/40	1,000	1,132,490
Junior Lien, Series A, 5.00%, 07/01/20(b)	1,000	1,016,680
Senior Lien, AMT, 5.00%, 07/01/32	700	786,751

		2,935,921

Utilities — 30.7%
City of Lake Havasu City Arizona Wastewater System Revenue, RB, Series B (AGM), 5.00%, 07/01/40	3,500	4,100,495
City of Mesa Arizona Utility System Revenue, RB, 5.00%, 07/01/42	3,000	3,749,040
City of Phoenix Civic Improvement Corp., ARB, Series A:
AMT, 5.00%, 07/01/42	3,000	3,626,910
4.00%, 07/01/45	500	566,580
City of Phoenix Civic Improvement Corp., RB:
Junior Lien, Series A, 4.00%, 07/01/39	1,300	1,510,639
Series B (BHAC), 5.50%, 07/01/41(c)	100	157,695
County of Pinal Arizona IDA, RB, San Manuel Facility Project, 6.25%, 06/01/26	350	361,046
County of Pinal Arizona IDA, Refunding RB, Electric District No. 3, 5.25%, 07/01/21(b)	2,500	2,651,875

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Salt River Project Agricultural Improvement & Power District, Refunding RB:
5.00%, 01/01/38	$2,000	$2,516,100
Series A, 5.00%, 12/01/41	2,000	2,382,520

		21,622,900

Total Municipal Bonds in Arizona		98,111,059

Puerto Rico — 5.8%

State — 3.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(d)	321	93,758
Series A-1, 4.75%, 07/01/53	422	466,922
Series A-1, 5.00%, 07/01/58	1,321	1,483,641
Series A-2, 4.33%, 07/01/40	157	170,455
Series A-2, 4.78%, 07/01/58	342	378,197

		2,592,973

Tobacco — 0.6%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	460	467,770

Utilities — 1.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	525	558,484
5.13%, 07/01/37	150	159,941
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	345	352,086

		1,070,511

Total Municipal Bonds in Puerto Rico		4,131,254

Total Municipal Bonds — 145.1% (Cost — $93,287,894)		102,242,313

Municipal Bonds Transferred to Tender Option Bond Trusts(e) — 11.5%

Arizona — 11.5%

Utilities — 11.5%
City of Mesa Arizona Utility System Revenue, RB, Utility System, 5.00%, 07/01/35	3,000	3,164,910

Security	Par (000)	Value

Utilities (continued)
City of Phoenix Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 07/01/43	$4,000	$4,897,120

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.5% (Cost — $7,340,688)		8,062,030

Total Long-Term Investments — 156.6% (Cost — $100,628,582)		110,304,343

	Shares

Short-Term Securities — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.81%(f)(g)	335,364	335,431

Total Short-Term Securities — 0.5% (Cost — $335,397)		335,431

Total Investments — 157.1% (Cost — $100,963,979)		110,639,774

Other Assets Less Liabilities — 0.6%		433,170

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.0)%		(3,503,117)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.7)%		(37,124,952)

Net Assets Applicable to Common Shares — 100.0%		$70,444,875

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,989,483	(1,654,119)	335,364	$335,431	$3,791	$(57)	$34

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Arizona Fund, Inc. (MZA)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	20	03/20/20	$2,633	$(38,247)
U.S. Treasury Long Bond	22	03/20/20	3,598	(85,704)
5-Year U.S. Treasury Note	7	03/31/20	842	(8,267)

				$(132,218)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$132,218	$—	$132,218

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(235,905)	$—	$(235,905)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(40,947)	$—	$(40,947)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$6,009,090

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Arizona Fund, Inc. (MZA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$110,304,343	$—	$110,304,343
Short-Term Securities	335,431	—	—	335,431

	$335,431	$110,304,343	$—	$110,639,774

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(132,218)	$—	$—	$(132,218)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(3,500,000)	$—	$(3,500,000)
VRDP Shares at Liquidation Value	—	(37,300,000)	—	(37,300,000)

	$—	$(40,800,000)	$—	$(40,800,000)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) January 31, 2020	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 79.9%

California — 74.9%

County/City/Special District/School District — 16.4%
Beverly Hills Unified School District California, GO, Series A, 3.00%, 08/01/41	$4,000	$4,219,280
California Statewide Communities Development Authority, RB, Lancer Educational Student Housing Project, 5.00%, 06/01/51(a)	165	192,143
California Statewide Communities Development Authority, Special Assessment, Statewide Community Infrastructure Program, Series A:
5.00%, 09/02/39	200	235,668
5.00%, 09/02/44	115	133,734
5.00%, 09/02/48	115	133,346
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	2,000	2,008,420
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	1,520	1,619,271
6.50%, 05/01/42	1,860	1,977,831
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/42	2,000	2,487,160
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	5,000	6,062,250
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	2,440	2,574,346
County of Santa Clara California, GO, Refunding, Series C, 4.00%, 08/01/38	4,075	4,738,247
Mount San Antonio Community College District, GO, Refunding, Election of 2018, Series A, 5.00%, 08/01/44	8,000	10,332,880
Riverside Community Properties Development, Inc., RB, Riverside County Law Building Project, 6.00%, 10/15/23(b)	1,700	2,017,611
San Francisco Bay Area Rapid Transit District, GO, Election of 2016, Green Bonds, Series A, 4.00%, 08/01/42	7,875	9,080,111
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,918,621
West Contra Costa California Unified School District, GO, Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,865,550
West Valley-Mission Community College District, GO, Series A, 4.00%, 08/01/44	3,420	4,031,428

		56,627,897

Education — 4.8%
California Educational Facilities Authority, Refunding RB, Pitzer College, 6.00%, 04/01/20(b)	2,500	2,520,400
California Municipal Finance Authority, RB, John Adams Academy, Series A(a):
5.00%, 10/01/39	150	162,479
5.00%, 10/01/49	255	271,565
5.00%, 10/01/57	505	534,507
California Municipal Finance Authority, Refunding RB:
Master’s University, 5.00%, 08/01/48	590	675,379
William Jessup University, 5.00%, 08/01/39	290	335,481
William Jessup University, 5.00%, 08/01/48	350	397,820
California Public Finance Authority, RB, Trinity Classical Academy Project, Series A, 5.00%, 07/01/54(a)	195	207,453
California School Finance Authority, RB:
Alliance College-Ready Public Schools — 2023 Union LLC Project, Series A, 6.00%, 07/01/33	1,500	1,710,705
Alliance College-Ready Public Schools — 2023 Union LLC Project, Series A, 6.30%, 07/01/43	3,000	3,423,480
Real Journey Academies, Series A, 5.00%, 06/01/58(a)	1,465	1,546,117
Value Schools, 6.65%, 07/01/33	595	680,055
Value Schools, 6.90%, 07/01/43	1,330	1,508,592

Security	Par (000)	Value

Education (continued)
State of California University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/41	$2,000	$2,448,920

		16,422,953

Health — 9.1%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	9,700	10,395,490
Sutter Health, Series B, 6.00%, 08/15/20(b)	7,530	7,735,343
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 5.00%, 11/15/46	4,000	4,770,920
California Municipal Finance Authority, Refunding RB, Series A(a):
5.00%, 11/01/39	135	156,321
5.00%, 11/01/49	150	172,762
California Statewide Communities Development Authority, RB:
Loma Linda University Medical Center, 5.50%, 12/01/58(a)	625	747,881
Sutter Health, Series A, 6.00%, 08/15/20(b)	7,110	7,304,032

		31,282,749

Housing — 2.1%
California Community Housing Agency, RB, M/F Housing, Series A(a):
Annadel Apartments, 5.00%, 04/01/49	2,365	2,681,555
Serenity At Larkspur, 5.00%, 02/01/50(c)	885	1,044,618
California Housing Finance, RB, S/F Housing, Series A, 4.25%, 01/15/35(d)	1	610
County of Santa Clara California Housing Authority, RB, M/F, John Burns Gardens Apartments Project, Series A, AMT, 6.00%, 08/01/41	3,500	3,505,460

		7,232,243

State — 8.5%
State of California, GO, Refunding:
5.00%, 11/01/39	8,500	10,871,075
Various Purpose, 5.00%, 09/01/35	10,115	12,475,537
Various Purpose, 5.25%, 10/01/39	3,500	4,309,025
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/33	1,510	1,759,603

		29,415,240

Tobacco — 4.3%
County of California Tobacco Securitization Agency, Refunding RB, Asset-Backed, Merced County, Series A, 5.25%, 06/01/45	775	783,083
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/47	10,640	11,189,450
Series A-2, 5.00%, 06/01/47	325	341,783
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Asset Securitization Corporation, 5.00%, 06/01/48	2,190	2,617,269

		14,931,585

Transportation — 19.7%
California Municipal Finance Authority, Refunding ARB, United Airlines, Inc. Project, AMT, 4.00%, 07/15/29	3,025	3,560,062
City & County of San Francisco Airports San Francisco International Airport, Refunding ARB, AMT, Series E, 5.00%, 05/01/40	4,835	6,051,631
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
Series A, 2nd, 5.25%, 05/01/33	1,440	1,625,141
Series C, 5.00%, 05/01/42	5,050	6,132,770
City & County of San Francisco California Port Commission, RB, Series A, 5.13%, 03/01/40	5,075	5,090,986
City of Long Beach California Harbor Revenue, ARB, Series A, AMT, 5.00%, 05/15/40	4,915	6,021,514

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/36	$2,865	$3,454,015
Subordinate, Series C, 5.00%, 05/15/44	3,665	4,466,719
City of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Green Bond, Series A, 5.00%, 07/01/41	1,300	1,620,944
City of Los Angeles Department of Airports, ARB, AMT:
Los Angeles International Airports, Series A, 5.25%, 05/15/38	1,670	2,121,919
Subordinate, Series C, 5.00%, 05/15/38	4,615	5,674,189
Los Angeles International Airport, 4.00%, 05/15/44	4,000	4,584,480
City of San Jose California, ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT (AGM):
5.50%, 03/01/30	1,000	1,047,350
5.75%, 03/01/34	1,000	1,048,620
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 6.25%, 03/01/34	1,400	1,475,544
County of Sacramento California Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/37	3,000	3,754,650
County of Sacramento California Airport System Revenue, Refunding ARB, Senior Series A, 5.00%, 07/01/41	8,290	10,096,640

		67,827,174

Utilities — 10.0%
California School Finance Authority, RB, Teach Public Schools, Series A, 5.00%, 06/01/39(a)	740	827,705
California Statewide Communities Development Authority, Special Assessment Bonds, M/F Housing, Statewide Community Infrastructure Program, 5.00%, 09/02/39	415	489,011
City of Los Angeles California Department of Water & Power, RB, Power System, Series A, 5.00%, 07/01/42	3,440	4,219,814
City of Los Angeles California Department of Water & Power, Refunding RB, Series B, 5.00%, 07/01/43	5,175	6,550,515
City of Los Angeles Department of Airports, Refunding ARB, Subordinate, Los Angeles International Airports, AMT, 5.00%, 05/15/44	3,450	4,303,702
City of Petaluma California Wastewater Revenue, Refunding RB, 6.00%, 05/01/21(b)	2,145	2,281,336
City of Richmond California Wastewater Revenue, Refunding RB, Series A, 5.00%, 08/01/42	5,185	6,450,503
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(b)	2,420	2,543,057
Eastern Municipal Water District, Refunding RB, Series A, 5.00%, 07/01/42	3,000	3,670,800
Natomas Unified School District, GO, (AGM), 3.00%, 08/01/43	2,945	3,039,535

		34,375,978

Total Municipal Bonds in California		258,115,819

Puerto Rico — 5.0%

State — 3.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	2,152	2,381,080
Series A-1, 5.00%, 07/01/58	6,225	6,991,422
Series A-2, 4.33%, 07/01/40	1,696	1,841,347
Series A-2, 4.78%, 07/01/58	1,727	1,909,786

		13,123,635

Security	Par (000)	Value

Tobacco — 0.0%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.50%, 05/15/39	$95	$96,606

Utilities — 1.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 5.00%, 07/01/33	2,185	2,324,359
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	1,740	1,775,740

		4,100,099

Total Municipal Bonds in Puerto Rico		17,320,340

Total Municipal Bonds — 79.9% (Cost — $255,972,295)		275,436,159

Municipal Bonds Transferred to Tender Option Bond Trusts(e) — 85.5%

California — 85.5%

County/City/Special District/School District — 33.3%
City & County of San Francisco California, COP, Green Bond, 49 South Van Ness Projects, Series A, 4.00%, 04/01/44	11,300	12,791,600
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series A:
5.00%, 12/01/39	17,850	21,053,004
5.00%, 12/01/44	14,095	16,568,240
County of Santa Clara California Financing Authority, RB, Series A, 4.00%, 05/01/45	15,000	17,320,950
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	18,195,252
San Marcos Unified School District, GO, Election of 2010, Series A, 5.00%, 08/01/38(b)	15,520	16,474,170
Santa Monica Community College District, GO, Election of 2016, Series A, 5.00%, 08/01/43	10,000	12,523,700

		114,926,916

Education — 26.1%
California State University, Refunding RB, Systemwide, Series A:
5.00%, 11/01/41	9,775	11,969,100
5.00%, 11/01/42(f)	13,430	16,748,150
University of California, RB, Series AM, 5.25%, 05/15/44	11,950	13,952,342
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	5,001	6,046,300
Series AZ, 5.00%, 05/15/43(f)	12,000	15,009,840
Series I, 5.00%, 05/15/40	21,875	26,139,960

		89,865,692

Health — 12.8%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	11,000	12,931,160
California Statewide Communities Development Authority, Refunding RB, Cottage Health System Obligation, 5.00%, 11/01/43(b)	26,870	31,236,375

		44,167,535

State — 4.1%
State of California, GO, Refunding, Various Purpose, Bid Group, 5.00%, 08/01/37	10,975	14,053,705

Transportation — 9.2%
City & County of San Francisco California Airports International Airport, Refunding ARB, AMT, Series E, 5.00%, 05/01/45(f)	16,250	20,143,662

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 05/15/45	$10,045	$11,648,478

		31,792,140

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 85.5% (Cost — $273,484,163)		294,805,988

Total Long-Term Investments — 165.4% (Cost — $529,456,458)		570,242,147

	Shares

Short-Term Securities — 0.0%
BlackRock Liquidity Funds California Money Fund, Institutional Class,
0.71%(g)(h)	165,850	165,883

Total Short-Term Securities — 0.0% (Cost — $165,883)		165,883

Total Investments — 165.4% (Cost — $529,622,341)		570,408,030

Other Assets Less Liabilities — 1.3%		4,587,794

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (36.1)%		(124,452,886)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.6)%		(105,662,399)

Net Assets Applicable to Common Shares — 100.0%		$344,880,539

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 1, 2025 to May 1, 2027 is $21,910,944. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	—	165,850	165,850	$165,883	$11,424	$(4)	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	65	03/20/20	$8,558	$(127,345)
U.S. Long Treasury Bond	112	03/20/20	18,316	(439,180)
5-Year U.S. Treasury Note	47	03/31/20	5,655	(57,022)

				$(623,547)

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield California Fund, Inc. (MYC)

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$623,547	$—	$623,547

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,261,555)	$—	$(1,261,555)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(299,381)	$—	$(299,381)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — sold	$28,086,973

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$570,242,147	$—	$570,242,147
Short-Term Securities	165,883	—	—	165,883

	$165,883	$570,242,147	$—	$570,408,030

Derivative Financial Instruments(b)
Liabilities:
Interest Rate contracts	$(623,547)	$—	$—	$(623,547)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(124,035,676)	$—	$(124,035,676)
VRDP Shares at Liquidation Value	—	(105,900,000)	—	(105,900,000)

	$—	$(229,935,676)	$—	$(229,935,676)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) January 31, 2020	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 106.6%

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$545	$578,517

Arizona — 2.5%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 07/01/50(a)	1,645	1,830,638
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	1,070	1,161,999
City of Phoenix Civic Improvement Corp., ARB, Junior Lien Airport Revenue Bonds, 3.00%, 07/01/49	1,500	1,558,125
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	550	634,799

		5,185,561

Arkansas — 0.6%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	1,210	1,311,797

California — 10.6%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(b)	1,645	1,689,859
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	145	173,906
California Statewide Communities Development Authority, RB, Series A(a):
Lancer Educational student Housing Project, 5.00%, 06/01/46	1,680	1,880,945
Loma Linda University Medical Center, 5.00%, 12/01/46	290	328,286
California Statewide Communities Development Authority, Refunding RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/36(a)	1,360	1,554,181
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 05/01/28	1,065	1,215,176
5.25%, 05/01/33	830	936,713
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.50%, 03/01/30	1,500	1,570,005
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	655	688,824
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/23(b)	1,620	1,896,469
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	2,905	3,317,742
5.25%, 05/15/38	825	932,316
State of California, GO, Various Purposes, 6.00%, 03/01/33	2,535	2,548,005
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,167,660
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	835	960,542
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	625	736,031

		21,596,660

Colorado — 2.4%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	345	367,425
City & County of Denver Colorado, RB, Capital Appreciation Bonds, Series A-2, 0.00%, 08/01/37(c)	1,760	977,909
City & County of Denver Colorado Airport System Revenue, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,157,250

Security	Par (000)	Value

Colorado (continued)
5.50%, 11/15/30	$330	$381,025
5.50%, 11/15/31	400	461,296
Colorado Health Facilities Authority, Refunding RB:
Commonspirit Health, Series A-2, 3.25%, 08/01/49	1,195	1,208,085
Frasier Meadows Retirement Community Project, Series A, 5.25%, 05/15/37	290	336,925

		4,889,915

Connecticut — 1.8%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	1,545	1,686,445
Series A-1, 3.80%, 11/15/39	995	1,087,266
Sub-Series B-1, 4.00%, 05/15/45	755	832,591

		3,606,302

Delaware — 1.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	500	516,900
Delaware State Health Facilities Authority, RB, Beebe Medical Center Project, 5.00%, 06/01/48	1,605	1,910,127

		2,427,027

District of Columbia — 0.3%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Dulles Metrorail And Capital Improvement Projects, 4.00%, 10/01/53	530	600,458

Florida — 8.0%
County of Broward Florida Airport System, ARB, Series A, AMT, 5.00%, 10/01/45	1,005	1,162,664
County of Broward Florida Airport System Revenue, ARB, AMT, Series A, 4.00%, 10/01/49	685	772,365
County of Escambia Health Facilities Authority, Refunding RB, Health Care Facilities Revenue Bond, 4.00%, 08/15/50(d)	495	549,980
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,995	2,294,829
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,000	2,121,300
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	85	86,988
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	80	81,866
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,170	1,343,733
Series B, AMT, 6.25%, 10/01/38	525	610,370
Series B, AMT, 6.00%, 10/01/42	700	810,362
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/22(b)	2,440	2,689,612
County of Osceola FL Transportation Revenue, Refunding RB, Series A-2(c):
0.00%, 10/01/38	1,000	558,210
0.00%, 10/01/41	555	274,226
0.00%, 10/01/42	410	194,291
0.00%, 10/01/43	370	168,372
0.00%, 10/01/44	380	166,094
0.00%, 10/01/45	1,315	558,717
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 05/01/37	240	267,134
5.38%, 05/01/47	260	285,745

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	$1,200	$1,362,756

		16,359,614

Georgia — 2.8%
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/37	1,475	2,044,143
5.00%, 05/15/38	910	1,271,024
5.00%, 05/15/49	1,080	1,555,848
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	280	307,866
5.00%, 01/01/56	385	457,111

		5,635,992

Hawaii — 0.6%
State of Hawaii Airports System, COP, AMT:
5.25%, 08/01/25	485	549,728
5.25%, 08/01/26	525	594,416

		1,144,144

Illinois — 15.4%
Chicago Board of Education, GO, Series C:
Dedicated Revenues, Series H, 5.00%, 12/01/36	295	345,548
Project, 5.25%, 12/01/35	970	1,088,980
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series D, 5.00%, 12/01/25	530	620,233
Dedicated Revenues, Series G, 5.00%, 12/01/34	290	341,733
5.00%, 12/01/25	415	485,654
Chicago Board of Education, GO:
5.00%, 12/01/46	345	402,308
5.00%, 12/01/46	885	956,570
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,000	1,118,340
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	6,065	6,371,828
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	1,000	1,069,550
5.25%, 12/01/40	1,000	1,064,560
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,118,950
5.25%, 12/01/43	1,500	1,644,825
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 08/15/41	4,000	4,277,440
Metropolitan Pier & Exposition Authority, RB:
Mccormick Place Expansion (BAM), 0.00%, 12/15/56(c)	2,965	931,514
McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	810	940,604
Metropolitan Pier & Exposition Authority, Refunding RB:
Mccormick Place Expansion (BAM), 0.00%, 12/15/54(c)	4,140	1,425,857
McCormick Place Expansion Project, 4.00%, 06/15/50(d)	315	346,784
McCormick Place Expansion Project, 5.00%, 06/15/50(d)	405	485,097
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	1,370	1,452,830
6.00%, 06/01/21	390	416,150
State of Illinois, GO:
5.25%, 02/01/32	2,200	2,469,236
5.50%, 07/01/33	1,000	1,118,100
5.50%, 07/01/38	415	462,202
Series D, 5.00%, 11/01/28	440	526,786

		31,481,679

Security	Par (000)	Value

Indiana — 2.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 01/01/34	$1,350	$1,571,103
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	170	190,427
6.75%, 01/15/43	355	392,914
6.88%, 01/15/52	515	568,714
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	700	734,517
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	720	782,590

		4,240,265

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(e)	1,255	1,390,113
Midwestern Disaster Area, 5.25%, 12/01/25	865	966,162

		2,356,275

Kansas — 0.4%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/43	655	730,554

Louisiana — 3.1%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	1,500	1,735,545
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,420	1,469,288
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/47	1,895	2,208,301
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	965	966,930

		6,380,064

Maine — 1.0%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	765	810,089
Maine State Housing Authority, RB, S/F Housing, Series A, 3.00%, 11/15/44	660	670,718
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.25%, 11/15/43	420	464,478

		1,945,285

Maryland — 0.1%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 09/01/33	185	202,201

Massachusetts — 2.5%
Massachusetts Development Finance Agency, Refunding RB:
Atrius Health Issue, Series A, 4.00%, 06/01/49	170	183,365
Suffolk University, 4.00%, 07/01/39	2,045	2,241,750
Massachusetts Educational Financing Authority, RB, Subordinate Education Loan Revenue Bonds, AMT, 3.75%, 07/01/47	2,135	2,216,322
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	545	549,992

		5,191,429

Michigan — 3.3%
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	1,455	1,624,944
Lansing Board of Water & Light, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/21(b)	1,805	1,921,784
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 4.00%, 11/15/46	645	703,611

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	$570	$685,847
State of Michigan Housing Development Authority, RB:
M/F Housing, Series A-1, 3.35%, 10/01/49	420	438,278
S/F Housing, Series A, 4.00%, 06/01/49	310	337,726
S/F Housing, Series C, 4.13%, 12/01/38	860	953,551

		6,665,741

Minnesota — 0.1%
Minnesota Housing Finance Agency, RB, S/F Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 2.80%, 01/01/44(d)	210	211,522

Missouri — 0.1%
Missouri Housing Development Commission, RB, S/F Housing, First Place Homeownership Loan Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 2.85%, 05/01/50(d)	105	105,025

Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A, 5.25%, 05/15/37	170	190,626

Nevada — 1.1%
Las Vegas Convention & Visitors Authority, RB, Series B, 4.00%, 07/01/49	2,000	2,228,360

New Hampshire — 0.5%
New Hampshire Housing Finance Authority, RB, M/F Housing, Cimarron, Whittier Falls & Marshall (FHA), 4.00%, 07/01/52	1,000	1,067,880

New Jersey — 4.6%
New Jersey EDA, RB, Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	900	1,014,291
New Jersey Transportation Trust Fund Authority, RB, Series AA:
Transportation Program Bonds, 4.13%, 06/15/39	1,210	1,353,700
Transportation System, 5.50%, 06/15/39	2,475	2,754,279
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	180	216,758
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	3,610	4,149,803

		9,488,831

New Mexico — 0.1%
New Mexico Mortgage Finance Authority, RB, S/F Housing (Ginnie Mae, Fannie Mae & Freddie Mac), 2.88%, 07/01/45(d)	310	312,415

New York — 0.8%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,100	1,110,780
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	475	542,013

		1,652,793

North Carolina — 0.1%
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System:
4.00%, 01/01/55	105	117,343
(AGM), 4.00%, 01/01/55	100	112,951

		230,294

Ohio — 3.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	310	311,367
5.88%, 06/01/47	1,775	1,782,846

Security	Par (000)	Value

Ohio (continued)
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(b)	$1,615	$1,637,820
County of Montgomery Ohio, Refunding RB, Premier Health Partner Obligation, 4.00%, 11/15/45	715	791,541
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	460	521,865
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	305	334,063
State of Ohio, Refunding RB, Series A, 3.00%, 01/15/45	1,055	1,069,897
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,000	1,124,860

		7,574,259

Oklahoma — 1.2%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%,01/01/48	325	361,176
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	450	520,920
Norman Regional Hospital Authority, RB, Norman Regional Hospital Authority, 4.00%, 09/01/45	535	591,073
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	760	915,276

		2,388,445

Oregon — 0.1%
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	245	268,473

Pennsylvania — 6.3%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	585	665,127
County of Berks IDA, Refunding RB, Tower Health Projects, 5.00%, 11/01/50	915	1,065,783
County of Bucks IDA, RB, St. Luke’s University Health Network Project, 4.00%, 08/15/50	1,430	1,582,438
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	560	622,793
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,000	1,061,380
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System Obligation, 4.00%, 08/15/49	1,000	1,146,990
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing Mortgage, Series 119, 3.50%, 10/01/36	1,490	1,573,500
Pennsylvania Turnpike Commission, RB, Series A:
5.63%, 12/01/20(b)	1,470	1,527,330
5.63%, 12/01/20(b)	545	566,255
Subordinate, 4.00%, 12/01/49	1,215	1,363,789
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,500	1,666,695

		12,842,080

Puerto Rico — 5.4%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	430	437,267
5.63%, 05/15/43	445	452,516
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/44	840	857,262
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 5.00%, 07/01/33	1,280	1,361,638

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	$465	$474,551
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	2,260	2,500,577
Series A-1, 5.00%, 07/01/58	3,882	4,359,952
Series B-1, 4.75%, 07/01/53	252	278,579
Series B-2, 4.78%, 07/01/58	244	268,981

		10,991,323

Rhode Island — 2.6%
Rhode Island Turnpike & Bridge Authority, RB, Series A:
3.00%, 10/01/38	375	389,835
3.00%, 10/01/39	235	241,444
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	525	598,248
Series B, 4.50%, 06/01/45	3,950	4,150,146

		5,379,673

South Carolina — 5.2%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,505	2,878,020
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 07/01/38	1,955	2,241,056
5.50%, 07/01/41	1,000	1,126,300
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 4.25%, 05/01/48	1,685	1,872,001
State of South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/55	820	972,487
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/25(b)	1,280	1,555,200

		10,645,064

Tennessee — 0.8%
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	1,500	1,674,810

Texas — 8.2%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien(b):
5.75%, 01/01/21	1,000	1,043,660
6.00%, 01/01/21	2,600	2,719,262
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 08/15/20(b)	3,515	3,608,921
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/20(b)	1,365	1,403,752
Series H, 5.00%, 11/01/37	1,535	1,616,263
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	720	817,473
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/23(b)	710	803,479
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	230	253,623
Texas Private Activity Bond Surface Transportation Corp., RB, Segment 3C Project, AMT, 5.00%, 06/30/58	1,795	2,137,253
Texas Transportation Commission, RB, First Tier Toll Revenue(c):
CAB, 0.00%, 08/01/41	1,950	813,891
0.00%, 08/01/35	310	180,848
0.00%, 08/01/36	170	94,029
0.00%, 08/01/37	225	117,587

Security	Par (000)	Value

Texas (continued)
0.00%, 08/01/38	$810	$400,221
0.00%, 08/01/44	1,010	356,843
0.00%, 08/01/45	1,315	440,315

		16,807,420

Virginia — 3.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/22(b)	560	603,826
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,395	1,405,518
Virginia Housing Development Authority, RB, M/F, Rental Housing, Series D, 3.90%, 10/01/48	1,570	1,713,828
Virginia Small Business Financing Authority, RB, AMT:
Covanta Project, 5.00%, 01/01/48(a)(e)	585	624,528
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	1,715	1,895,881

		6,243,581

West Virginia — 1.0%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	1,940	2,125,367

Wisconsin — 1.3%
Public Finance Authority, Refunding RB, Mery’s Wood at Marylhurst Projects, 5.25%, 05/15/52(a)	1,015	1,126,254
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.45%, 05/01/57	660	720,575
3.15%, 11/01/44	520	537,461
3.20%, 11/01/49	65	66,953
3.38%, 05/01/57	115	118,904

		2,570,147

Total Municipal Bonds — 106.6% (Cost — $198,127,158)		217,527,868

Municipal Bonds Transferred to Tender Option Bond Trusts(f) — 51.0%

Arizona — 0.6%
County of Maricopa Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	1,065	1,199,126

California — 7.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(g)	1,998	2,255,879
Grossmont California Union High School District, GO, Election of 2008, Series B, 5.00%, 08/01/20(b)	6,000	6,122,100
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(b)(g)	5,251	5,364,705
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	1,980	2,391,482

		16,134,166

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	610	673,489

Florida — 5.5%
City of South Miami Health Facilities Authority, Inc., Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	1,575	1,878,707
City of Tampa Florida, RB, Baycare Health System, Series A, 4.00%, 11/15/46	1,918	2,114,265

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Broward Florida Airport Facilities Revenue, ARB, Senior Bond, Series B, AMT, 4.00%, 09/01/49	$2,656	$2,962,625
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(g)	3,858	4,351,044

		11,306,641

Georgia — 2.3%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A:
3.70%, 06/01/49	2,696	2,902,667
3.60%, 12/01/44	1,615	1,734,358

		4,637,025

Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 02/15/27(b)	2	2,533
4.00%, 02/15/41	912	1,009,963

		1,012,496

Iowa — 1.0%
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series B, AMT, 3.00%, 12/01/39	1,890	1,924,587

Maine — 0.3%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	563	625,640

Maryland — 1.1%
County of Montgomery Housing Opportunites Commission, RB, S/F Housing, Series C, AMT, 3.30%, 07/01/39	2,207	2,287,693

Michigan — 4.0%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	1,964	2,228,178
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 4.00%, 04/15/54	2,523	2,867,662
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,756	3,032,581

		8,128,421

Nebraska — 0.7%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	1,285	1,381,918

Nevada — 4.8%
County of Clark Nevada, GO, Stadium Improvement, Series A, 5.00%, 05/01/48	2,740	3,367,830
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 06/01/28	6,070	6,398,751

		9,766,581

New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	1,000	1,047,562

New York — 11.2%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,280	1,428,403
City of New York Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 06/15/45	3,859	4,188,213
Water & Sewer System, 2nd General Resolution, Series BB, 5.25%, 12/15/21(b)	4,408	4,766,522
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(g):
5.75%, 02/15/21(b)	799	837,110
5.75%, 02/15/47	491	514,965

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	$2,996	$3,601,973
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,365	4,715,290
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	2,560	2,768,509

		22,820,985

Pennsylvania — 1.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(g)	1,769	2,040,321
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,514	1,857,359

		3,897,680

Rhode Island — 1.2%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac):
3.55%, 10/01/33	1,440	1,583,194
3.95%, 10/01/43	840	919,682

		2,502,876

South Carolina — 1.2%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(g)	2,235	2,490,952

Texas — 3.7%
County of Hidalgo Texas, GOL, Certificates of Obligation, Series A, 4.00%, 08/15/43	2,703	3,068,568
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 09/01/21(b)	3,480	3,729,447
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	495	533,902
3.75%, 09/01/49	271	292,714

		7,624,631

Virginia — 0.5%
Virginia Housing Development Authority, RB, M/F Housing, Series E, 3.15%, 12/01/49	1,062	1,088,319

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.13%, 08/15/43	1,641	1,809,481

Wisconsin — 0.9%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.30%, 11/01/53	1,605	1,745,791

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 51.0% (Cost — $98,370,747)		104,106,060

Total Long-Term Investments — 157.6% (Cost — $296,497,905)		321,633,928

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Shares		Value

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.81%(h)(i)	1,218,266	$1,218,509

Total Short-Term Securities — 0.6% (Cost — $1,218,479)		1,218,509

Total Investments — 158.2% (Cost — $297,716,384)		322,852,437

Other Assets Less Liabilities — 0.2%		275,839

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.4)%		(59,942,364)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (29.0)%		(59,157,419)

Net Assets Applicable to Common Shares — 100.0%		$204,028,493

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	When-issued security.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire May 18, 2020 to October 1, 2027 is $11,759,293. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	382,946	835,320	1,218,266	$1,218,509	$5,577	$(43)	$30

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	6	03/20/20	$790	$(14,827)
U.S. Treasury Long Bond	59	03/20/20	9,648	(265,542)
5-Year U.S. Treasury Note	10	03/31/20	1,203	(15,269)

				$(295,638)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$295,638	$—	$295,638

(a)

Net cumulative unrealized depreciation on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield Investment Fund (MYF)

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(557,451)	$—	$(557,451)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(205,915)	$—	$(205,915)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	11,480,523

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$321,633,928	$—	$321,633,928
Short-Term Securities	1,218,509	—	—	1,218,509

	$1,218,509	$321,633,928	$—	$322,852,437

Derivative Financial Instruments(b)
Liabilities:
Interest Rate Contracts	$(295,638)	$—	$—	$(295,638)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(59,738,136)	$—	$(59,738,136)
VRDP Shares at Liquidation Value	—	(59,400,000)	—	(59,400,000)

	$—	$(119,138,136)	$—	$(119,138,136)

See notes to financial statements.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2020	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 129.0%

New Jersey — 121.0%

Corporate — 9.9%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(a)(b)	$2,350	$33,488
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 06/01/29	7,700	7,728,259
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,730	1,994,067
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	7,195	8,292,525
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25(c)	415	510,927
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	3,450	4,115,574
Provident Group-Kean Properties, Series A, 5.00%, 07/01/47	440	493,376
New Jersey EDA, Refunding RB:
American Water Co., Inc, AMT, Series A, 2.20%, 10/01/39(d)	2,130	2,176,690
Cigarette Tax, 5.00%, 06/15/26	1,250	1,355,325
Duke Farms Foundation Project, 4.00%, 07/01/46	2,255	2,582,223
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	4,100	4,139,524
Provident Group-Monteclair Properites LLC (AGM), 5.00%, 06/01/37	2,280	2,734,495
Sub Series A, 5.00%, 07/01/33	1,175	1,374,527
Sub Series A, 4.00%, 07/01/34	1,270	1,384,490
Teaneck Community Charter School Project, Series A, 4.25%, 09/01/27(e)	210	224,627

		39,140,117

County/City/Special District/School District — 21.4%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	2,280	2,484,425
5.25%, 11/01/44	12,000	13,030,440
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM):
5.00%, 07/01/33	1,565	1,877,656
5.00%, 07/01/35	2,425	2,903,695
City of Margate New Jersey, GO, Refunding, Improvement(f):
5.00%, 01/15/21	3,470	3,604,255
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM), 5.00%, 07/01/33	755	757,310
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(e)	6,365	6,422,667
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	4,540	6,159,963
5.50%, 10/01/29	8,505	11,808,257
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 09/01/40	2,480	2,955,118
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	2,840	3,429,101
County of Monmouth Improvement Authority, RB, Series B:
4.00%, 12/01/37	500	599,070
4.00%, 12/01/38	510	610,434
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 05/01/42	2,320	2,516,759

Security	Par (000)	Value

County/City/Special District/School District (continued)
County of Union New Jersey Utilities Authority, Refunding RB, Resources Recovery Facility, Covanta Union, Inc., AMT, Series A, 5.25%, 12/01/31	$670	$718,434
Ewing Township Board of Education, GO:
4.00%, 07/15/38	1,190	1,351,281
4.00%, 07/15/39	1,090	1,235,057
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 03/01/38	2,750	3,199,570
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	4,800	5,545,104
School Facilities Construction, Series EEE, 5.00%, 06/15/43	4,450	5,268,044
State House Project, Series B, Remark 10, 5.00%, 06/15/43	2,235	2,645,860
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	4,750	5,662,285

		84,784,785

Education — 21.4%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	950	1,035,329
New Jersey EDA, RB:
Beloved Community Charter School, Inc. Project, Series A, 5.00%, 06/15/49(e)	970	1,053,895
Beloved Community Charter School, Inc. Project, Series A, 5.00%, 06/15/54(e)	730	790,700
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/38	160	187,136
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/50	410	462,681
Friends of Vineland Public Charter School Projects, Series A, 5.25%, 11/01/54(e)	1,805	1,844,006
Golden Door Charter School Project, Series A, 6.25%, 11/01/38(e)	440	517,568
Golden Door Charter School Project, Series A, 6.50%, 11/01/52(e)	2,490	2,881,702
Golden Door Charter School Project, Series A, 5.13%, 11/01/29(e)	150	165,851
Hatikvah International Academy Charter School Project, Series A, 5.00%, 07/01/27(e)	330	357,981
Hatikvah International Academy Charter School Project, Series A, 5.25%, 07/01/37(e)	1,030	1,123,709
Hatikvah International Academy Charter School Project, Series A, 5.38%, 07/01/47(e)	1,685	1,799,614
MSU Student Housing Project Provide, 5.75%, 06/01/20(f)	1,000	1,015,770
MSU Student Housing Project Provide, 5.88%, 06/01/20(f)	3,000	3,048,570
School Facilities Construction, 4.00%, 06/15/49	2,380	2,583,419
Team Academi Charter School Project, Series A, 5.00%, 12/01/48	4,475	5,106,243
Team Academy Charter School Project, 6.00%, 10/01/33	4,745	5,311,363
New Jersey EDA, Refunding RB, Series A(e):
Greater Brunswick Charter School, Inc. Project, 5.63%, 08/01/34	630	665,286
Greater Brunswick Charter School, Inc. Project, 5.88%, 08/01/44	1,070	1,124,281
Greater Brunswick Charter School, Inc. Project, 6.00%, 08/01/49	555	581,207
Teaneck Community Charter School Project, 5.00%, 09/01/37	805	890,008
Teaneck Community Charter School Project, 5.13%, 09/01/52	1,700	1,873,451

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/32	$4,000	$4,529,760
Rider University Issue, Series F, 4.00%, 07/01/42	1,945	2,072,145
Rider University Issue, Series F, 5.00%, 07/01/47	690	787,628
New Jersey Educational Facilities Authority, Refunding RB:
Montclair State University, Series A, 5.00%, 07/01/44	12,960	14,858,899
New Jersey Institute of Technology, Series H, 5.00%, 07/01/31	2,120	2,154,577
Ramapo College, Series B, 5.00%, 07/01/42	690	745,938
Rider University, Series A, 5.00%, 07/01/32	1,000	1,042,090
Seton Hall University, Series D, 5.00%, 07/01/38	500	558,625
Stevens Institute of Technology, Series A, 4.00%, 07/01/47	955	1,050,767
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, AMT:
Sub-Series C, 4.00%, 12/01/48	1,450	1,572,162
Series 1A, 5.00%, 12/01/22	915	1,010,828
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	2,585	2,752,379
Series 1A, 5.00%, 12/01/25	645	645,432
Series 1A, 5.00%, 12/01/26	415	415,278
Series 1A, 5.25%, 12/01/32	1,700	1,701,343
Student Loan, Series 1A, 5.13%, 12/01/27	115	115,081
Sub-Series C, AMT, 3.63%, 12/01/49	1,925	1,997,495
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/22(f)	2,455	2,661,024
5.00%, 07/01/40	3,000	3,534,060
5.00%, 07/01/45	4,500	5,264,415
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	720	841,219

		84,730,915

Health — 8.9%
County of Camden New Jersey Improvement Authority, Refunding RB, 5.00%, 02/15/34	590	663,520
New Jersey EDA, RB, Reunding Cranes Mill Project:
5.00%, 01/01/34	555	650,260
5.00%, 01/01/39	555	643,978
5.00%, 01/01/49	1,105	1,259,998
New Jersey Health Care Facilities Financing Authority, RB:
Inspira Health Obligated Group, 5.00%, 07/01/42	1,685	2,038,799
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	2,400	2,723,328
Valley Health System Obligated Group, 4.00%, 07/01/44	2,755	3,167,093
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(f)	4,090	4,381,658
AHS Hospital Corp., 6.00%, 07/01/21(f)	900	964,179
AHS Hospital Corp., 4.00%, 07/01/41	1,400	1,564,010
Princeton Healthcare System, 5.00%, 07/01/34	860	1,041,469
Princeton Healthcare System, 5.00%, 07/01/39	2,530	3,064,994
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/43	1,635	1,830,056
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	3,305	3,984,607
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(f)	1,850	1,973,524
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(f)	5,140	5,483,198

		35,434,671

Security	Par (000)	Value

Housing — 1.8%
New Jersey Housing & Mortgage Finance Agency, Refunding RB:
M/F Housing, Series A, 4.00%, 11/01/48	$305	$331,916
M/F Housing, Series A, 4.10%, 11/01/53	180	195,747
M/F, Series D, AMT, 4.25%, 11/01/37	1,260	1,363,446
S/F Housing, Series A, 3.75%, 10/01/35	2,735	2,972,726
Newark Housing Authority Scholarship Foundation A, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,259,200

		7,123,035

State — 6.9%
Garden State Preservation Trust, RB, CAB, Series B (AGM)(g):
0.00%, 11/01/23	1,460	1,393,307
0.00%, 11/01/26	6,000	5,410,140
0.00%, 11/01/27	4,000	3,520,000
0.00%, 11/01/28	4,540	3,886,694
New Jersey EDA, RB, School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,125	1,139,287
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/28	975	1,055,233
Cigarette Tax, 5.00%, 06/15/29	2,260	2,443,648
Cigarette Tax (AGM), 5.00%, 06/15/22	3,690	4,019,443
School Facilities Construction, Series GG, 5.25%, 09/01/27	4,295	4,473,200

		27,340,952

Tobacco — 3.8%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	1,595	1,896,885
Sub-Series B, 5.00%, 06/01/46	11,375	13,075,904

		14,972,789

Transportation — 44.4%
Delaware River Port Authority of Pennsylvania & New Jersey, RB, 5.00%, 01/01/40	4,000	4,548,560
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 01/01/43	15,780	17,894,520
(AGM), 5.00%, 01/01/31	1,000	1,126,990
New Jersey EDA, Refunding RB, AMT, 5.00%, 10/01/37	2,750	3,260,070
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 07/01/22(f)	16,000	17,558,560
5.00%, 07/01/22(f)	1,015	1,112,278
5.00%, 01/01/35	1,060	1,304,129
New Jersey State Turnpike Authority, Refunding RB:
Series A, 5.00%, 01/01/22(f)	1,000	1,077,690
Series B, 5.00%, 01/01/34	1,150	1,447,655
Series G, 4.00%, 01/01/43	1,445	1,642,893
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32(g)	5,250	3,836,070
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(g)	4,140	2,628,941
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,000	2,328,620
Series BB, 4.00%, 06/15/50	2,690	2,886,639
Transportation Program, Series AA, 5.00%, 06/15/38	9,490	10,595,300
Transportation Program, Series AA, 5.25%, 06/15/41	5,000	5,795,100
Transportation System, Series A, 5.50%, 06/15/21(f)	8,330	8,849,542
Transportation System, Series A, 6.00%, 06/15/21(f)	11,440	12,230,046
Transportation System, Series A, 5.00%, 06/15/42	6,885	7,350,151
Transportation System, Series AA, 5.50%, 06/15/39	8,205	9,130,852
New Jersey Transportation Trust Fund Authority, Refunding RB:
Federal Highway Reimbursement, Series A, 5.00%, 06/15/31	5,540	6,430,056
Transportation System Bond, 4.00%, 12/15/39	1,000	1,117,780

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Transportation System, Series A, 5.00%, 12/15/32	$3,530	$4,304,411
Transportation System, Series A, 5.00%, 12/15/35	2,015	2,434,019
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	2,000	2,296,340
Port Authority of New York & New Jersey, ARB:
Consolidated Bonds, 218th Series, AMT, 4.00%, 11/01/34	3,285	3,875,150
Consolidated Bonds, 218th Series, AMT, 4.00%, 11/01/47	4,970	5,669,378
Consolidated, 93rd Series, 6.13%, 06/01/94	5,000	6,070,350
JFK International Air Terminal, Series 8, 6.00%, 12/01/42	4,580	4,737,644
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
166th Series, 5.25%, 07/15/36	8,500	8,841,105
172nd Series, AMT, 5.00%, 10/01/34	2,500	2,697,750
206th Series, AMT, 5.00%, 11/15/47	1,525	1,843,756
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B, 5.00%, 01/01/48	7,620	8,874,938

		175,797,283

Utilities — 2.5%
New Jersey EDA, Refunding RB, New Jersey Natural Gas Company Project:
3.38%, 04/01/38	1,810	1,885,658
3.50%, 04/01/42	1,355	1,412,560
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC)(g):
0.00%, 09/01/31	6,000	4,756,140
0.00%, 09/01/33	2,650	1,968,447

		10,022,805

Total Municipal Bonds in New Jersey		479,347,352

New York — 2.3%

Transportation — 2.3%
Port Authority of New York & New Jersey, ARB:
Consolidated, 169th Series, 5.00%, 10/15/41	250	264,937
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	3,800	3,936,496
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 206th Series, AMT, 5.00%, 11/15/42	1,365	1,664,631
Port Authority of New York & New Jersey, Refunding RB, Consolidated Bonds, 200th Series, 5.00%, 09/01/36	2,495	3,247,667

		9,113,731

Total Municipal Bonds in New York		9,113,731

Puerto Rico — 5.7%

State — 3.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	2,852	3,155,595
Series A-1, 5.00%, 07/01/58	7,550	8,479,556
Series A-2, 4.33%, 07/01/40	904	981,473
Series A-2, 4.78%, 07/01/58	2,165	2,394,144

		15,010,768

Tobacco — 0.4%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	760	772,844
5.63%, 05/15/43	790	803,343

		1,576,187

Security	Par (000)	Value

Utilities — 1.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	$2,995	$3,186,021
5.13%, 07/01/37	855	911,661
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	1,980	2,020,669

		6,118,351

Total Municipal Bonds in Puerto Rico		22,705,306

Total Municipal Bonds — 129.0% (Cost — $465,782,296)		511,166,389

Municipal Bonds Transferred to Tender Option Bond Trusts(h) — 31.7%

New Jersey — 31.7%

County/City/Special District/School District — 8.1%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	2,560	3,057,741
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	6,982	7,349,279
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	20,310	21,778,210

		32,185,230

Education — 7.7%
New Jersey EDA, Refunding RB, New Jersey Natural Gas Company Project, AMT(d)(i):
3.00%, 08/01/41	7,879	7,910,145
3.00%, 08/01/43	11,331	11,376,388
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(f)	10,000	11,301,600

		30,588,133

Health — 1.6%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	5,555	6,160,494

State — 4.0%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	5,460	6,947,195
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 03/01/29(i)	8,017	8,837,750

		15,784,945

Transportation — 10.3%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 07/01/22(f)(i)	13,520	14,836,983
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	8,502	8,904,275
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	16,255	17,225,922

		40,967,180

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.7% (Cost — $118,543,317)		125,685,982

Total Long-Term Investments — 160.7% (Cost — $584,325,613)		636,852,371

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 1.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.81%(j)(k)	5,868,466	$5,869,640

Total Short-Term Securities — 1.5% (Cost — $5,869,640)		5,869,640

Total Investments — 162.2% (Cost — $590,195,253)		642,722,011

Other Assets Less Liabilities — 0.8%		3,129,104

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.7)%		(69,941,992)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.3)%		(179,682,299)

Net Assets Applicable to Common Shares — 100.0%		$396,226,824

(a)	Non-income producing security.
(b)	Issuer filed for bankruptcy and/or is in default.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Zero-coupon bond.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between July 1, 2020 to February 1, 2037, is $25,936,359. See Note 4 of the Notes to Financial Statements for details.

(j)	Annualized 7-day yield as of period end.

(k)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	207	5,868,259	5,868,466	$5,869,640	$13,122	$(480)	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	67	03/20/20	$8,821	$(112,949)
U.S. Treasury Long Bond	94	03/20/20	15,372	(373,982)
5-Year U.S. Treasury Note	44	03/31/20	5,294	(51,968)

				$(538,899)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$538,899	$—	$538,899

(a)

Net cumulative unrealized appreciation (depreciation) on futures, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,252,280)	$—	$(1,252,280)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(320,249)	$—	$(320,249)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$26,027,875

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$636,852,371	$—	$636,852,371
Short-Term Securities	5,869,640	—	—	5,869,640

	$5,869,640	$636,852,371	$—	$642,722,011

Derivative Financial Instruments(b)
Liabilities:
Interest Rate Contracts	$(538,899)	$—	$—	$(538,899)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(69,740,251)	$—	$(69,740,251)
VRDP Shares at Liquidation Value	—	(180,000,000)	—	(180,000,000)

	$—	$(249,740,251)	$—	$(249,740,251)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Statements of Assets and Liabilities  (unaudited)

January 31, 2020

	MNE	MZA	MYC	MYF	MYJ

ASSETS
Investments at value — unaffiliated(a)	$110,151,543	$110,304,343	$570,242,147	$321,633,928	$636,852,371
Investments at value — affiliated(b)	57,788	335,431	165,883	1,218,509	5,869,640
Cash	3,146	3,445	5,960	—	16,623
Cash pledged for futures contracts	53,450	91,000	425,500	209,550	375,150
Receivables:
Investments sold	—	—	—	57,950	—
Dividends — affiliated	1,353	970	642	1,224	4,308
Interest — unaffiliated	1,110,115	716,574	6,782,686	3,133,309	4,880,580
Prepaid expenses	71,467	9,020	58,742	41,911	175,850

Total assets	111,448,862	111,460,783	577,681,560	326,296,381	648,174,522

ACCRUED LIABILITIES
Bank overdraft	—	—	—	2,194	—
Payables:
Investments purchased	1,881,636	—	1,020,007	1,954,678	—
Income dividend distributions	151,554	199,375	921,038	767,981	1,461,565
Interest expense and fees	49,154	3,117	417,210	204,228	201,741
Investment advisory fees	100,750	92,991	480,774	270,008	541,157
Directors’ and Officer’s fees	611	573	2,238	1,410	38,229
Other accrued expenses	149,353	72,471	157,193	125,309	189,325
Variation margin on futures contracts	15,181	22,429	104,486	46,525	93,131

Total accrued liabilities	2,348,239	390,956	3,102,946	3,372,333	2,525,148

OTHER LIABILITIES
TOB Trust Certificates	12,741,174	3,500,000	124,035,676	59,738,136	69,740,251
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	29,469,706	37,124,952	105,662,399	59,157,419	179,682,299

Total other liabilities	42,210,880	40,624,952	229,698,075	118,895,555	249,422,550

Total liabilities	44,559,119	41,015,908	232,801,021	122,267,888	251,947,698

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$66,889,743	$70,444,875	$344,880,539	$204,028,493	$396,226,824

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)	$59,556,243	$60,900,423	$303,331,801	$183,854,194	$347,589,801
Accumulated earnings	7,333,500	9,544,452	41,548,738	20,174,299	48,637,023

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$66,889,743	$70,444,875	$344,880,539	$204,028,493	$396,226,824

Net asset value per Common Share	$15.89	$15.19	$16.10	$14.88	$16.40

(a) Investments at cost — unaffiliated	$101,992,134	$100,628,582	$529,456,458	$296,497,905	$584,325,613
(b) Investments at cost — affiliated	$57,788	$335,397	$165,883	$1,218,479	$5,869,640
(c) Preferred Shares outstanding, par value $0.10 per share	296	373	1,059	—	1,800
(d) Preferred Shares outstanding, par value $0.05 per share	—	—	—	594	—
(e) Preferred Shares authorized	1,536	1,985	8,059	1,000,000	5,782
(f) Common Shares outstanding, par value $0.10 per share	4,209,844	4,636,620	21,419,494	13,713,952	24,158,105
(g) Common Shares authorized	199,998,464	199,998,015	199,991,941	Unlimited	199,994,218

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended January 31, 2020

	MNE	MZA	MYC	MYF	MYJ

INVESTMENT INCOME
Interest — unaffiliated	$1,849,424	$2,089,437	$9,404,553	$6,633,875	$13,085,392
Dividends — affiliated	7,350	3,791	11,424	5,577	13,122

Total investment income	1,856,774	2,093,228	9,415,977	6,639,452	13,098,514

EXPENSES
Investment advisory	300,128	276,406	1,418,378	797,708	1,604,913
Reorganization costs	76,792	—	—	—	—
Professional	26,845	24,202	44,103	37,696	43,442
Accounting services	14,519	14,653	46,203	29,743	50,190
Transfer agent	7,060	7,785	14,005	12,640	14,389
Registration	4,554	5,471	4,536	4,554	4,554
Printing	3,492	2,634	3,848	3,341	4,212
Directors and Officer	3,009	3,108	12,221	7,530	16,201
Liquidity fees	1,520	—	380,440	213,391	—
Remarketing fees on Preferred Shares	1,492	—	21,749	12,199	—
Custodian	1,237	1,453	3,846	6,549	24,857
Rating agency	—	22,492	22,492	22,492	22,492
Miscellaneous	33,321	9,301	9,822	9,103	13,578

Total expenses excluding interest expense, fees and amortization of offering costs	473,969	367,505	1,981,643	1,156,946	1,798,828
Interest expense, fees and amortization of offering costs(a)	441,651	409,363	1,823,198	939,175	2,466,035

Total expenses	915,620	776,868	3,804,841	2,096,121	4,264,863
Less fees waived and/or reimbursed by the Manager	(198)	(359)	(670)	(451)	(1,215)

Total expenses after fees waived and/or reimbursed	915,422	776,509	3,804,171	2,095,670	4,263,648

Net investment income	941,352	1,316,719	5,611,806	4,543,782	8,834,866

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(107,113)	(235,905)	(1,261,555)	(557,451)	(1,252,280)
Investments — unaffiliated	16,796	91,938	4,013,942	319,070	784,509
Investments — affiliated	—	(57)	(4)	(43)	(480)

	(90,317)	(144,024)	2,752,383	(238,424)	(468,251)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(57,931)	(40,947)	(299,381)	(205,915)	(320,249)
Investments — unaffiliated	1,317,014	2,063,376	9,076,881	5,893,197	8,550,733
Investments — affiliated	—	34	—	30	—

	1,259,083	2,022,463	8,777,500	5,687,312	8,230,484

Net realized and unrealized gain	1,168,766	1,878,439	11,529,883	5,448,888	7,762,233

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$2,110,118	$3,195,158	$17,141,689	$9,992,670	$16,597,099

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets

	MNE		MZA
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$941,352	$1,851,243	$1,316,719	$2,586,685
Net realized loss	(90,317)	(280,332)	(144,024)	(108,631)
Net change in unrealized appreciation (depreciation)	1,259,083	3,351,601	2,022,463	3,484,641

Net increase in net assets applicable to Common Shareholders resulting from operations	2,110,118	4,922,512	3,195,158	5,962,695

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(943,005)	(2,281,184)	(1,196,248)	(2,689,234)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	19,555

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	1,167,113	2,641,328	1,998,910	3,293,016
Beginning of period	65,722,630	63,081,302	68,445,965	65,152,949

End of period	$66,889,743	$65,722,630	$70,444,875	$68,445,965

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MYC		MYF
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19	Six Months Ended 01/31/20 (unaudited)		Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$5,611,806	$11,922,364	$4,543,782		$10,029,486
Net realized gain (loss)	2,752,383	174,630	(238,424)		(127,374)
Net change in unrealized appreciation (depreciation)	8,777,500	14,883,310	5,687,312		3,287,331

Net increase in net assets applicable to Common Shareholders resulting from operations	17,141,689	26,980,304	9,992,670		13,189,443

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(6,913,120)	(16,073,381)	(4,633,839	)(b)	(10,524,964)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	24,480		203,374

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	10,228,569	10,906,923	5,383,311		2,867,853
Beginning of period	334,651,970	323,745,047	198,645,182		195,777,329

End of period	$344,880,539	$334,651,970	$204,028,493		$198,645,182

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets  (continued)

	MYJ
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,834,866	$17,449,927
Net realized loss	(468,251)	(1,721,661)
Net change in unrealized appreciation (depreciation)	8,230,484	14,031,712

Net increase in net assets applicable to Common Shareholders resulting from operations	16,597,099	29,759,978

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(8,769,392)	(17,538,784)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	7,827,707	12,221,194
Beginning of period	388,399,117	376,177,923

End of period	$396,226,824	$388,399,117

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2020

	MNE	MZA	MYC	MYF	MYJ

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,110,118	$3,195,158	$17,141,689	$9,992,670	$16,597,099
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	4,548,476	4,531,010	134,630,287	49,389,178	47,658,397
Purchases of long-term investments	(5,279,572)	(6,283,897)	(135,826,767)	(45,852,897)	(51,846,259)
Net proceeds from sales (purchases) of short-term securities	1,004,952	1,654,426	(165,887)	(835,500)	(2,844,683)
Amortization of premium and accretion of discount on investments and other fees	424,865	291,149	2,704,587	426,922	845,783
Net realized gain on investments	(16,796)	(91,881)	(4,013,938)	(319,027)	(784,029)
Net unrealized appreciation on investments	(1,317,014)	(2,063,410)	(9,076,881)	(5,893,227)	(8,550,733)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(239)	920	505	(269)	(3,827)
Interest — unaffiliated	(27,940)	(37,684)	(171,982)	437,809	49,665
Variation margin on futures contracts	1,091	438	3,660	1,000	3,125
Prepaid expenses	(39,659)	23,544	15,279	13,549	21,412

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	50,170	46,851	242,655	134,397	275,249
Interest expense and fees	(17,792)	(1,327)	(155,626)	(108,194)	327
Directors’ and Officer’s fees	55	45	174	85	2,413
Variation margin on futures contracts	9,694	(2,259)	(39,236)	(6,834)	(478)
Other accrued expenses	(34,935)	(52,936)	(104,120)	(121,257)	(600)

Net cash provided by operating activities	1,415,474	1,210,147	5,184,399	7,258,405	1,422,861

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(959,845)	(1,196,248)	(6,913,120)	(4,609,265)	(8,769,392)
Repayments of TOB Trust Certificates	(499,376)	—	(11,904,351)	(16,733,800)	—
Proceeds from TOB Trust Certificates	60,000	—	13,775,000	14,131,551	9,605,000
Increase (decrease) in bank overdraft	—	—	(152,032)	2,194	(2,186,673)
Amortization of deferred offering costs	3,034	3,546	6,064	5,212	10,827

Net cash used for financing activities	(1,396,187)	(1,192,702)	(5,188,439)	(7,204,108)	(1,340,238)

CASH
Net increase (decrease) in restricted and unrestricted cash and foreign currency	19,287	17,445	(4,040)	54,297	82,623
Restricted and unrestricted cash at beginning of period	37,309	77,000	435,500	155,253	309,150

Restricted and unrestricted cash at end of period	$56,596	$94,445	$431,460	$209,550	$391,773

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$456,409	$407,144	$1,972,760	$1,042,156	$2,454,881

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	24,480	—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$3,146	$3,445	$5,960	$—	$16,623
Cash pledged:
Futures contracts	53,450	91,000	425,500	209,550	375,150

	$56,596	$94,445	$431,460	$209,550	$391,773

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$2,859	$5,000	$—	$9,703	$—
Cash pledged:
Futures contracts	34,450	72,000	435,500	145,550	309,150

	$37,309	$77,000	$435,500	$155,253	$309,150

See notes to financial statements.

FINANCIAL STATEMENTS	45

Financial Highlights

(For a share outstanding throughout each period)

	MNE
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.61		$14.98	$15.47	$16.32	$15.37	$15.34

Net investment income(a)	0.22		0.44	0.52	0.57	0.64	0.68
Net realized and unrealized gain (loss)	0.28		0.73	(0.50)	(0.77)	0.97	0.04

Net increase (decrease) from investment operations	0.50		1.17	0.02	(0.20)	1.61	0.72

Distributions(b)
From net investment income	(0.22)		(0.48)	(0.51)	(0.60)	(0.66)	(0.69)
From net realized gain	—		(0.06)	—	(0.05)	—	—

Total distributions	(0.22)		(0.54)	(0.51)	(0.65)	(0.66)	(0.69)

Net asset value, end of period	$15.89		$15.61	$14.98	$15.47	$16.32	$15.37

Market price, end of period	$15.69		$14.45	$12.57	$14.07	$15.75	$14.07

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.33	%(d)	8.55%	0.68%	(0.75)%	10.97%	5.23%

Based on market price	10.23	%(d)	19.75%	(7.16)%	(6.47)%	16.99%	8.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.76	%(e)	3.22%	2.41%	2.08%	1.75%	1.74%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.76	%(e)	3.11%	2.41%	2.08%	1.75%	1.74%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(f)(g)	1.43	%(e)	1.43%	1.16%	1.13%	1.26%	1.59%

Net investment income to Common Shareholders	2.84%		2.93%	3.44%	3.70%	4.03%	4.38%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$66,890		$65,723	$63,081	$65,126	$68,712	$64,717

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$29,600		$29,600	$29,600	$29,600	$29,600	$29,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$325,979		$322,036	$313,113	$320,020	$332,135	$318,638

Borrowings outstanding, end of period (000)	$12,741		$13,241	$12,780	$8,859	$8,939	$6,419

Portfolio turnover rate	4%		15%	23%	14%	21%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/20 (unaudited)	Year Ended July 31,
		2019	2018	2017	2016	2015
Expense ratios	1.42%	1.43%	1.16%	1.13%	1.16%	1.14%

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MZA
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.76		$14.06	$14.56	$15.42	$14.72	$14.52

Net investment income(a)	0.28		0.56	0.66	0.72	0.77	0.80
Net realized and unrealized gain (loss)	0.41		0.72	(0.47)	(0.84)	0.75	0.23

Net increase (decrease) from investment operations	0.69		1.28	0.19	(0.12)	1.52	1.03

Distributions to Common Shareholders from net investment income(b)	(0.26)		(0.58)	(0.69)	(0.74)	(0.82)	(0.83)

Net asset value, end of period	$15.19		$14.76	$14.06	$14.56	$15.42	$14.72

Market price, end of period	$14.41		$14.03	$14.45	$16.59	$17.68	$16.90

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.83	%(d)	9.62%	1.22%	(0.72)%	10.11%	6.97%

Based on market price	4.62	%(d)	1.38%	(8.71)%	(1.34)%	9.96%	18.88%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.23	%(e)	2.63%	2.28%	2.00%	1.64%	1.63%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.23	%(e)	2.63%	2.28%	2.00%	1.64%	1.63%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(f)	1.06	%(e)	1.08%	1.05%	1.03%	1.02%	1.05%

Net investment income to Common Shareholders	3.79%		3.96%	4.62%	4.94%	5.15%	5.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$70,445		$68,446	$65,153	$67,346	$71,133	$67,708

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$37,300		$37,300	$37,300	$37,300	$37,300	$37,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$288,860		$283,501	$274,673	$280,553	$290,705	$281,522

Borrowings outstanding, end of period (000)	$3,500		$3,500	$3,000	$3,000	$3,000	$3,330

Portfolio turnover rate	4%		25%	20%	9%	13%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYC
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.62		$15.11	$15.61	$17.07	$16.35	$16.38

Net investment income(a)	0.26		0.56	0.66	0.74	0.86	0.87
Net realized and unrealized gain (loss)	0.54		0.70	(0.41)	(1.10)	0.87	—

Net increase (decrease) from investment operations	0.80		1.26	0.25	(0.36)	1.73	0.87

Distributions(b)
From net investment income	(0.26)		(0.60)	(0.69)	(0.80)	(0.88)	(0.90)
From net realized gain	(0.06)		(0.15)	(0.06)	(0.30)	(0.13)	—

Total distributions	(0.32)		(0.75)	(0.75)	(1.10)	(1.01)	(0.90)

Net asset value, end of period	$16.10		$15.62	$15.11	$15.61	$17.07	$16.35

Market price, end of period	$14.72		$14.11	$13.19	$15.43	$17.43	$15.47

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.41	%(d)	9.34%	2.02%	(1.83)%	11.07%	5.75%

Based on market price	6.69	%(d)	13.15%	(9.91)%	(4.96)%	19.86%	10.21%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.24	%(e)	2.64%	2.26%	2.08%	1.55%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.24	%(e)	2.64%	2.26%	2.08%	1.55%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(f)(g)	1.17	%(e)	0.98%	0.94%	0.96%	0.92%	0.89%

Net investment income to Common Shareholders	3.31%		3.72%	4.32%	4.68%	5.15%	5.29%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$344,881		$334,652	$323,745	$334,456	$364,594	$348,849

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$105,900		$105,900	$105,900	$105,900	$105,900	$105,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$425,666		$416,008	$405,708	$415,823	$444,282	$429,413

Borrowings outstanding, end of period (000)	$124,036		$122,165	$114,108	$122,501	$141,734	$119,196

Portfolio turnover rate	23%		45%	37%	34%	27%	32%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/20 (unaudited)	Year Ended July 31,
		2019	2018	2017	2016	2015
Expense ratios	0.93%	0.95%	0.94%	0.96%	0.92%	0.89%

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYF
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.49		$14.29	$14.94	$16.03	$15.61	$15.56

Net investment income(a)	0.33		0.73	0.83	0.87	0.92	0.95
Net realized and unrealized gain (loss)	0.40		0.24	(0.61)	(1.02)	0.47	0.07

Net increase (decrease) from investment operations	0.73		0.97	0.22	(0.15)	1.39	1.02

Distributions to Common Shareholders from net investment income(b)	(0.34	)(c)	(0.77)	(0.87)	(0.94)	(0.97)	(0.97)

Net asset value, end of period	$14.88		$14.49	$14.29	$14.94	$16.03	$15.61

Market price, end of period	$14.59		$14.49	$13.69	$16.34	$17.02	$14.67

Total Return Applicable to Common Shareholders(d)
Based on net asset value	5.13	%(e)	7.12%	1.61%	(0.88)%	9.24%	6.88%

Based on market price	3.08	%(e)	11.81%	(11.00)%	2.10%	23.41%	7.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.08	%(f)	2.56%	2.33%	1.97%	1.53%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.08	%(f)	2.56%	2.32%	1.97%	1.53%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(g)(h)	1.15	%(f)	1.01%	0.98%	0.97%	0.94%	0.94%

Net investment income to Common Shareholders	4.51%		5.18%	5.72%	5.76%	5.86%	6.00%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$204,028		$198,645	$195,777	$204,427	$218,740	$212,691

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$59,400		$59,400	$59,400	$59,400	$59,400	$59,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$443,482		$434,419	$429,591	$444,154	$468,250	$458,065

Borrowings outstanding, end of period (000)	$59,738		$62,845	$81,012	$79,110	$77,759	$75,764

Portfolio turnover rate	13%		27%	15%	12%	11%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/20 (unaudited)	Year Ended July 31,
		2019	2018	2017	2016	2015
Expense ratios	0.92%	0.98%	0.98%	0.97%	0.94%	0.94%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYJ
	Six Months Ended 01/31/20 (unaudited)		Year Ended July 31,
			2019	2018		2017	2016	2015

Net asset value, beginning of period	$16.08		$15.57	$15.89		$16.93	$16.01	$16.11

Net investment income(a)	0.37		0.72	0.77		0.81	0.89	0.90
Net realized and unrealized gain (loss)	0.31		0.52	(0.21)		(0.95)	0.94	(0.10)

Net increase (decrease) from investment operations	0.68		1.24	0.56		(0.14)	1.83	0.80

Distributions to Common Shareholders from net investment income(b)	(0.36)		(0.73)	(0.88)		(0.90)	(0.91)	(0.90)

Net asset value, end of period	$16.40		$16.08	$15.57		$15.89	$16.93	$16.01

Market price, end of period	$15.64		$15.08	$13.51		$16.58	$17.49	$14.72

Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.41	%(d)	8.78%	3.94%		(0.68)%	11.95%	5.52%

Based on market price	6.17	%(d)	17.57%	(13.57)%		0.32%	25.78%	6.54%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.18	%(e)	2.49%	2.38	%(f)	1.93%	1.55%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.18	%(e)	2.47%	2.25	%(f)	1.93%	1.55%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(g)	0.92	%(e)	0.91%	0.94	%(f)	0.93%	0.92%	0.93%

Net investment income to Common Shareholders	4.51%		4.65%	4.93%		5.11%	5.43%	5.51%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$396,227		$388,399	$376,178		$228,284	$242,134	$228,628

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$180,000		$180,000	$180,000		$102,200	$102,200	$102,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$320,126		$315,777	$308,988		$323,370	$336,922	$323,707

Borrowings outstanding, end of period (000)	$69,740		$60,135	$70,288		$45,634	$40,642	$39,554

Portfolio turnover rate	8%		14%	11%		6%	10%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs, would have been 2.26%, 2.25% and 0.94%, respectively, for the year ended July 31, 2018.

(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	Maryland	Non-diversified
BlackRock MuniYield Arizona Fund, Inc.	MZA	Maryland	Diversified
BlackRock MuniYield California Fund, Inc.	MYC	Maryland	Non-diversified
BlackRock MuniYield Investment Fund	MYF	Massachusetts	Diversified
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	Maryland	Non-diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors or trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

On December 19, 2019, the Board of Directors of MNE and the Board of Trustees of BlackRock Multi-State Municipal Series Trust, on behalf of BlackRock New York Municipal Opportunities Fund (the “Acquiring Fund”), each approved the merger of MNE with and into a wholly-owned subsidiary of the Acquiring Fund. Subject to approval by MNE’s shareholders, the merger is expected to occur during the second quarter of 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g.,TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended January 31, 2020. The adjusted cost basis of securities at July 31, 2019, are as follows:

MNE	$100,850,211
MZA	102,848,832
MYC	528,842,625
MYF	306,573,389
MYJ	583,224,462

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provides the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. With respect to MZA, MYC, MYF and MYJ, the Funds’ management believes that the Funds’ restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MNE	$85,043	$30,508	$7,419	$122,970
MZA	22,634	6,913	2,991	32,538
MYC	762,184	263,938	83,401	1,109,523
MYF	369,383	117,958	40,739	528,080
MYJ	447,858	119,200	86,805	653,863

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2020, the following table is a summary of each fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MNE	$23,269,332	$12,741,174	0.95% — 1.09%	$13,028,763	1.87%
MZA	8,062,030	3,500,000	0.97 — 1.00	3,500,000	1.85
MYC	294,805,988	124,035,676	0.90 — 1.09	120,578,653	1.83
MYF	104,106,060	59,738,136	0.94 — 1.12	57,773,244	1.82
MYJ	125,685,982	69,740,251	0.84 — 1.14	68,696,229	1.89

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, the fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at January 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2020.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MNE	MZA	MYC	MYF	MYJ
Investment advisory fee	0.55%	0.50%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Expense Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. Prior to December 1, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, the amounts waived were as follows:

	MNE	MZA	MYC	MYF	MYJ
Amounts waived	$198	$359	$670	$451	$1,215

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2020, there were no fees waived by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	MNE	MZA	MYC	MYF	MYJ
Purchases	$7,161,208	$4,499,851	$126,673,522	$39,862,518	$51,846,259
Sales	4,548,476	4,531,010	127,369,044	49,447,128	47,658,397

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2019, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

MNE	MZA	MYC	MYF	MYJ
$—	$189,467	$506,027	$4,268,005	$3,187,245

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MNE	MZA	MYC	MYF	MYJ
Tax cost	$89,447,584	$97,457,639	$405,828,300	$237,924,647	$521,084,985

Gross unrealized appreciation	$8,159,666	$9,696,069	$40,785,720	$25,189,654	$54,778,155
Gross unrealized depreciation	(230,792)	(146,152)	(865,213)	(295,638)	(3,420,279)

Net unrealized appreciation (depreciation)	$7,928,874	$9,549,917	$39,920,507	$24,894,016	$51,357,876

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary, to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics such as the coronavirus, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states, except for MYF. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MNE, MZA, MYC and MYJ invested a significant portion of their assets in securities in the education sector. MZA invested a significant portion of its assets in securities in the health sector. MNE, MYC and MYJ invested a significant portion of their assets in securities in the county, city, special district and school district

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

sector. MNE, MYC, MYF and MYJ invested a significant portion of their assets in securities in the transportation sector. MZA invested a significant portion of its assets in securities in the utilities sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares (an unlimited number of shares for MYF), all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for MYF, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MYF is authorized to issue 1 million Preferred Shares.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MZA	MYF
Six Months Ended January 31, 2020	—	1,685
Year Ended July 31, 2019	1,393	14,305

For the six months ended January 31, 2020 and year ended July 31, 2019, shares issued and outstanding remained constant for MNE, MYC and MYJ.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the six months ended January 31, 2020, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MNE, MZA, MYC, MYF and MYJ (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MNE	09/15/11	296	$29,600,000	10/01/41
MZA	05/19/11	373	37,300,000	06/01/41
MYC	05/19/11	1,059	105,900,000	06/01/41
MYF	05/19/11	594	59,400,000	06/01/41
MYJ	04/21/11	1,022	102,200,000	05/01/41
MYJ	06/11/18	778	77,800,000	05/01/41

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MNE	MZA	MYC	MYF	MYJ
Expiration Date	04/15/20	07/02/20	07/02/20	07/02/20	07/02/20

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statement of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

	Moody’s Long-term Rating	Fitch Long-term Rating	Fitch Short-term Rating	S&P Global Ratings’s Short-term Rating
MNE	Aa2	AAA	N/A	N/A
MZA	Aa2	AAA	N/A	N/A
MYC	Aa2	AAA	F1+	A-1+
MYF	Aa1	AAA	F1+	A-1+
MYJ	Aa2	AAA	N/A	N/A

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Fitch and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced or are set to commence a special rate period:

	Commencement Date	Expiration Date as of Period Ended January 31, 2020
MNE	10/22/2015	04/15/2020
MZA	06/21/2012	07/02/2020
MYJ	06/21/2012	07/02/2020

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Fund redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2020, the annualized dividend rates for the VRDP Shares were as follows:

	MNE	MZA	MYC	MYF	MYJ
Rate	2.13%	2.00%	1.34%	1.37%	2.00%

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MNE	$315,647	$3,034
MZA	373,279	3,546
MYC	707,611	6,064
MYF	405,883	5,212
MYJ	1,801,345	10,827

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted.

The Funds declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MNE	$0.0360	$0.0360	VRDP	W-7	$44,023
MZA	0.0430	0.0460	VRDP	W-7	52,648
MYC	0.0430	0.0430	VRDP	W-7	96,004
MYF	0.0560	0.0560	VRDP	W-7	55,213
MYJ	0.0605	0.0605	VRDP	W-7	254,066

(a)	Net investment income dividend paid on March 2, 2020 to Common Shareholders of record on February 14, 2020.
(b)	Net investment income dividend declared on March 2, 2020 payable to Common Shareholders of record on March 16, 2020.
(c)	Dividends declared for period February 1, 2020 to February 29, 2020.

NOTES TO FINANCIAL STATEMENTS	59

Director and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective February 19, 2020, Henry Gabbay resigned as a Director of the Funds.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust
 Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Remarketing Agent

BofA Securities, Inc.(a)

New York, NY 10036

TD Securities (USA) LLC(b)

New York, NY 10019

Wells Fargo Securities, LLC(c)

Charlotte, NC 28202

VRDP Liquidity Provider

BofA Securities, Inc.(a)

New York, NY 10036

The Toronto-Dominion Bank(b)

New York, NY 10019

Wells Fargo Bank, N.A.(c)

Charlotte, NC 28202

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MNE.
(b)	For MYC and MYF.
(c)	For MZA and MYJ.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Fiscal Year to Date Cummulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MYF	$0.317064	$—	$—	$0.020827	$0.337891	94%	0%	0%	6%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at blackrock.com.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Funds for any particular month/quarter may be more or less than the amount of net investment income earned by the Funds during such month/quarter. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

As previously disclosed, Saba Capital Master Fund, LTD (“Saba Capital”) challenged the Board of Directors’ determination that Saba Capital’s nomination of a slate of directors for MNE’s 2019 annual meeting was invalid under MNE’s By-laws and that votes for those nominees would not be counted at the shareholder meeting. The court issued a decision dismissing Saba Capital’s claims, which Saba Capital appealed. Saba Capital voluntarily dismissed its appeal on February 25, 2020. The litigation is now closed.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	61

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

BHAC	Berkshire Hathaway Assurance Corp.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

ERB	Education Revenue Bonds

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

GLOSSARY OF TERMS USED IN THIS REPORT	63

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MY5-1/20-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments

(a)The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b)Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)Not Applicable to this semi-annual report.

(b)As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule

30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Arizona Fund, Inc.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniYield Arizona Fund, Inc.

Date: April 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniYield Arizona Fund, Inc.

Date: April 3, 2020

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock MuniYield Arizona Fund, Inc.

Date: April 3, 2020

4